U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	___

Post-Effective Amendment No.	15

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.	17

(Check appropriate box or boxes)

Eubel Brady & Suttman Mutual Fund Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Carol J. Highsmith, Esq.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Approximate date of Proposed Public Offering: __

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 28, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Eubel Brady & Suttman Income and Appreciation Fund

Ticker Symbol: EBSZX

Eubel Brady & Suttman Income Fund

Ticker Symbol: EBSFX

Each a series of the

Eubel Brady & Suttman Mutual Fund Trust

PROSPECTUS

December 1, 2024

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summaries	1
Eubel Brady & Suttman Income and Appreciation Fund	1
Eubel Brady & Suttman Income Fund	10
Information Relevant to Both Funds	18
Additional Information About the Funds’ Investment Objectives, Investment Strategies and Related Risks	19
Fund Management	31
How the Funds Value Their Shares	34
How to Buy Shares	35
How to Redeem Shares	38
Dividends, Distributions and Taxes	39
Financial Highlights	41
Privacy Notice	43
For Additional Information	Back Cover

Risk/Return Summaries

Eubel Brady & Suttman Income and Appreciation Fund

INVESTMENT OBJECTIVE

The Eubel Brady & Suttman Income and Appreciation Fund (the “EBS Income & Appreciation Fund” or the “Fund”) seeks to provide total return through a combination of current income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the EBS Income & Appreciation Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment).............................................................................................................	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)............................................................................................................................................................................	None
Distribution (12b-1) Fees......................................................................................................................................................................	None
Other Expenses.....................................................................................................................................................................................	0.17%
Shareholder Servicing Fees(2)...............................................................................................................................................................	0.04%
Acquired Fund Fees and Expenses........................................................................................................................................................	0.01%
Total Annual Fund Operating Expenses(3).............................................................................................................................................	0.22%
(1)	This Fund represents one of the investment strategies offered by Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”). Shareholders in the Fund do not pay “Management Fees” directly to the Fund. Clients of the Adviser must enter into a discretionary investment advisory agreement with the Adviser prior to investing in the Fund and pay a management fee under the terms of the discretionary investment advisory agreement. The Adviser’s fee schedule is included in Part 2A of the Adviser’s Form ADV, which is available for download at www.ebsinvests.com and on the SEC’s website. In addition, shareholders may incur brokerage and/or other transaction-based fees for maintaining custody/trading accounts with a broker/dealer or financial intermediary. These fees, if any, will be disclosed to shareholders at the time they enter into a discretionary investment advisory agreement with the Adviser.
(2)	The Fund has adopted a Shareholder Servicing Plan under which the Fund may make payments to financial organizations for providing account administration and account maintenance services to Fund shareholders. The annual limitation for payment of such expenses is 0.25% of the Fund’s average daily net assets.
(3)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

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Example

This Example is intended to help you compare the cost of investing in the EBS Income & Appreciation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The EBS Income & Appreciation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the EBS Income & Appreciation Fund invests primarily in a diversified portfolio of non-convertible fixed income securities and convertible securities. The allocation among these securities will vary based on the Adviser’s assessment of market conditions and it is possible that the Fund may not own all of these securities at the same time. The Fund may invest in securities of any maturity, credit quality or market capitalization. This may include securities that are rated below investment grade (below the four highest ratings by Moody’s Investors Service, Inc., Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings, commonly known as “high yield” or “junk” securities) and those with smaller market capitalizations. The Fund invests primarily in domestic securities and foreign securities that are U.S. dollar denominated.

The Fund’s investments in convertible securities may include convertible bonds, convertible preferred stocks, “synthetic” convertible positions and warrants. Convertible bonds pay interest and are convertible into common stocks or their equivalent value. In general, a convertible bond performs more like a stock when the price of the underlying stock is high (because it is assumed that it will be converted into the stock) and more like a bond when the price of the underlying stock is low (because it is assumed that it will mature without being converted) relative to its conversion price. The Fund may invest in convertible securities of any maturity, credit quality or market capitalization.

The Fund may invest up to 20% of its net assets in common stock and preferred stock. Such exposure could come from conversion or direct purchases. At times, the Fund may emphasize investments in one or more particular business sectors of the market.

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The Fund may invest in illiquid or thinly traded convertible and non-convertible securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers, as defined under Rule 144A of the Securities Act of 1933. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed within seven calendar days in current market conditions without impacting the market value of the investment. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. The Fund may also purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured.

The Fund may invest in registered investment companies (“RICs”), such as open-end mutual funds, exchange-traded funds (“ETFs”) and closed-end funds, primarily when it receives a large inflow of cash through shareholder purchases to gain prompt exposure to the markets. The Fund may also invest in money market instruments (including commercial paper) at any time to maintain liquidity or pending selection of investments in accordance with its strategies.

In selecting investments for the Fund, the Adviser will attempt to identify a security that is trading at an attractive yield relative to the Adviser’s evaluation of the issuer’s creditworthiness. The Adviser may consider such factors as the conversion price, conversion premium, option adjusted yield, maturity and the potential price appreciation of the issuer’s common stock. In assessing a company’s creditworthiness and appreciation potential, the Adviser will typically focus on fundamentals such as: its balance sheet, debt coverage, contingent liabilities, capital structure, access to capital, ability or potential to generate cash flow, earnings, ability to sustain profit margins, and other factors.

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns will vary and you could lose money on your investment in the EBS Income & Appreciation Fund over short or long periods. There is no guarantee that the Fund will achieve its investment objective and the Fund may not be appropriate for use as a complete investment program. The Fund is subject to certain other risks, including the following:

Fixed Income Securities. Any fixed income securities held by the Fund may be subject to certain risks, such as credit risk, interest rate risk and liquidity risk. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. The decision by the Federal Reserve to increase interest rates in 2022 and to sell some of the U.S. Government securities on its balance sheet (i.e., quantitative tightening) in an effort to control inflation, resulted in market volatility, due in part to the prolonged period of unusually low interest rates preceding the rate hike.

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•	Interest Rate Risk. The price of a fixed income security is generally expected to decline during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities and/or lower quality ratings. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions.

•	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest, when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer. Lower rated securities (commonly known as “high yield” or “junk” securities), are considered primarily speculative with respect to an issuer’s continuing ability to make principal and interest payments, when due.

While not a principal investment strategy, the Fund may invest in securities issued by or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). U.S. Government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or only by the credit of the issuing U.S. Government agency, instrumentality or corporation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•	Call Risk. Some of the securities that the Fund may own may be “callable,” which means the issuer can redeem the security prior to its maturity. When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.

•	Liquidity Risk. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent the Fund from selling an investment at the approximate price that it is valued or the time it desires to sell. If a fixed income security is downgraded or drops in price, the market demand may be limited, potentially making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions may be higher than normal. Lower rated securities can be subject to greater levels of liquidity risk.

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Convertible Security Risk. Convertible securities are hybrid securities and subject to the risks associated with both fixed income and equity investments. The price of convertible securities may fluctuate in response to price changes in the underlying stock. Companies issuing convertible securities often are smaller capitalization companies, which may lack the management experience, financial resources, product diversification and competitive strengths often present in larger corporations.

•	Credit Risk. Convertible securities are normally considered “junior” to secured securities, meaning the company must pay interest on its nonconvertible secured debt before it can make payments on its convertible securities. Therefore, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities.

•	Liquidity Risk. Certain convertible securities are issued and sold through transactions under Rule 144A of the Securities Act of 1933 and the Adviser will determine whether these securities are liquid. If any Rule 144A or non-Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and it may be more difficult to sell the security.

•	Interest Rate Risk. The price of a fixed income security is generally expected to decline during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities and/or lower quality ratings. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions.

•	Availability Risk. Depending upon market conditions, convertible securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income and capital appreciation while remaining fully diversified.

•	Call Risk. Some of the convertible securities that the Fund may own may be “callable,” which means the issuer can redeem the security prior to its maturity. When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.

•	Synthetic Convertible Risk. The value of a synthetic convertible will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of an income producing security and a warrant, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant, the warrant may lose all value.

5

Equity Security Risk. The return on and value of an equity security will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Common and preferred stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. The value of preferred stocks also will fluctuate with changes in interest rates. Preferred stocks also are subject to credit risk and the prices of preferred stock tend to move more slowly upwards than common stock prices. Local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, natural or environmental disasters, widespread disease, including pandemics and epidemics, high inflation, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein. Armed conflicts, the responses and sanctions by other countries, and the potential for wider conflicts, can have adverse effects on regional and global economies.

•	Significant Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. Decisions by the Federal Reserve on interest rate policy, the spread of infectious disease or other public health issues, armed conflicts, and higher inflation could have adverse effects on regional and global economies and negatively affect global growth and inflation. Large expansion of government deficits and debt as a result of government actions to mitigate the effects of these events, as well as political events within the U.S. and abroad, may affect investor and consumer confidence and adversely impact the financial markets. Investor perceptions may be based on unpredictable factors such as economic, fiscal policy or political expectations.

Risks of Investments in RICs. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. When the Fund invests in shares of RICs, there will be some duplication of expenses because it will indirectly pay a proportion of the RIC’s operating expenses.

Indebtedness Risk. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. In addition, the Fund, or an agent of the Fund, may act as agent for the loan and be responsible for the collection of principal and interest payments from the corporate borrower.

6

If the Fund enters into a lending arrangement, this type of investment may be considered an illiquid investment and may be difficult to sell or unwind in a timely manner. The Fund’s investments in indebtedness involve the risk of loss in case of default or insolvency of the borrower and the possibility of less legal protection in the event of fraud or misrepresentation.

The Fund’s investments in indebtedness, loan participations and assignments may subject the Fund to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the Fund may invest may not be clear or may be subject to re-characterization by the Internal Revenue Service (“IRS”).

Foreign Investment Risk. Investments in foreign securities are subject to the risk that world events, such as political upheaval or financial problems will adversely affect the value of securities issued in foreign countries or regions. The risks associated with changes in diplomatic relations, tensions or open conflict between nations, or political dysfunction with some nations that are global economic powers could affect the economies of many nations, including the U.S. The value of foreign investments may be affected by the imposition of new government regulations, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets. Foreign economies may be less stable than the U.S. economy and foreign securities may not be subject to uniform audit or disclosure standards.

Sector Risk. An emphasis in one or more particular business sectors may cause the Fund’s share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for a mutual fund that does not emphasize investment in particular sectors. The sectors that the Fund may emphasize will vary from time to time.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies.

Cybersecurity Risk. Corporate issuers, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to their operations and negatively impact their financial condition. The Fund and its shareholders could be negatively impacted as a result.

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PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the EBS Income & Appreciation Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and the period since its inception compare with those of the Bloomberg U.S. Aggregate Bond Index. On July 31, 2024, the Fund changed its primary benchmark from the ICE BofA U.S. Yield Alternatives Index to the Bloomberg U.S. Aggregate Bond Index in order to comply with the regulation that requires the Fund’s primary benchmark index to represent the overall applicable market. The ICE BofA U.S. Yield Alternatives Index and the ICE BofA 1-10 Year Corporate Index are included as additional comparative indices because they are representative of fixed income securities that may be held by the Fund. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-391-1223.

The Fund’s 2024 year-to-date return through September 30, 2024 is 6.37%.

During the periods shown in the bar chart, the highest return for a quarter was 7.19% during the quarter ended June 30, 2020 and the lowest return for a quarter was -7.11% during the quarter ended March 31, 2020.

8

Average Annual Total Returns For Periods Ended December 31, 2023

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (September 30, 2014)
Return Before Taxes	7.30%	4.36%	3.19%
Return After Taxes on Distributions	5.15%	2.73%	1.73%
Return After Taxes on Distributions and Sale of Fund Shares	4.30%	2.68%	1.82%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.52%
ICE BofA U.S. Yield Alternatives Index (reflects no deduction for fees, expenses, or taxes)	13.23%	5.54%	3.78%
ICE BofA 1-10 Year Corporate Index (reflects no deduction for fees, expenses, or taxes)	7.37%	2.69%	2.50%

MANAGEMENT OF THE FUND

Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”) is the EBS Income & Appreciation Fund’s investment adviser.

Portfolio Managers

The Adviser employs a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the EBS Income & Appreciation Fund’s investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Ronald L. Eubel	Co-Chief Investment Officer	Since Inception (9-30-2014)
Mark E. Brady	Co-Chief Investment Officer	Since Inception (9-30-2014)
Paul D. Crichton	Director of Trading	Since Inception (9-30-2014)
Kenneth E. Leist	Senior Securities Analyst	Since Inception (9-30-2014)
Scott E. Lundy, CFP®	Chief Executive Officer	Since Inception (9-30-2014)
Chase M. Oakley, CFA®	Senior Securities Analyst	Since 12-1-2022

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to Both Funds” on page 18 of this Prospectus.

9

Eubel Brady & Suttman Income Fund

INVESTMENT OBJECTIVE

The Eubel Brady & Suttman Income Fund (the “EBS Income Fund” or the “Fund”) seeks to preserve capital, produce income and maximize total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the EBS Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment).............................................................................................................	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)............................................................................................................................................................................	None
Distribution (12b-1) Fees......................................................................................................................................................................	None
Other Expenses.....................................................................................................................................................................................	0.13%
Shareholder Servicing Fees(2)...............................................................................................................................................................	0.04%
Acquired Fund Fees and Expenses........................................................................................................................................................	0.01%
Total Annual Fund Operating Expenses(3).............................................................................................................................................	0.18%
(1)	This Fund represents one of the investment strategies offered by the Adviser. Shareholders in the Fund do not pay “Management Fees” directly to the Fund. Clients of the Adviser must enter into a discretionary investment advisory agreement with the Adviser prior to investing in the Fund and pay a management fee under the terms of the discretionary investment advisory agreement. The Adviser’s fee schedule is included in Part 2A of the Adviser’s Form ADV, which is available for download at www.ebsinvests.com and on the SEC’s website. In addition, shareholders may incur brokerage and/or other transaction-based fees for maintaining custody/trading accounts with a broker/dealer or financial intermediary. These fees, if any, will be disclosed to shareholders at the time they enter into a discretionary investment advisory agreement with the Adviser.
(2)	The Fund has adopted a Shareholder Servicing Plan under which the Fund may make payments to financial organizations for providing account administration and account maintenance services to Fund shareholders. The annual limitation for payment of such expenses is 0.25% of the Fund’s average daily net assets.
(3)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the EBS Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
10

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Portfolio Turnover

The EBS Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the EBS Income Fund invests in a diversified portfolio of income producing securities. These securities may include, but are not limited to, corporate and municipal bonds, securities issued by the U.S. Government, its agencies and instrumentalities, mortgage and asset-backed securities, collateralized mortgage obligations, convertible bonds, floating rate and inverse floating rate securities, zero coupon bonds, loans, money market instruments (including commercial paper) and shares of other RICs. The Fund may invest in securities of any maturity, credit quality or market capitalization. This may include securities that are rated below investment grade (below the four highest ratings by Moody’s Investors Service, Inc., S&P Global Ratings, or Fitch Ratings, commonly known as “high yield” or “junk” securities) and those with smaller market capitalizations. The Fund will invest primarily in domestic securities or foreign securities that are U.S. dollar denominated. The Fund may also invest in individual fixed and variable rate interest income producing secured notes and secured notes with a fixed or variable rate and shared appreciation component. Each note would represent a loan made to an individual or entity. Such notes would be acquired by the Fund through direct origination with the borrower.

The EBS Income Fund may seek modest capital appreciation by investing up to 10% of its net assets in equities, including common stock, preferred stock, and convertible preferred stock. The Fund may invest in money market instruments at any time to maintain liquidity or pending selection of investments.

The Fund may invest in illiquid or thinly traded fixed income securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers, as defined under Rule 144A of the Securities Act of 1933. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed within seven calendar days in current market conditions without impacting the market value of the investment. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. The Fund may also purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured.

11

In selecting investments for the Fund, the Adviser will attempt to identify securities that it believes offer an attractive yield and total return relative to the Adviser’s evaluation of the issuer’s creditworthiness. Using fundamental security analysis, the Adviser seeks to identify securities that may have a comparatively higher yield than another security of similar credit quality or duration, securities whose price may increase in anticipation of an interest rate decline, securities that have potential for a credit upgrade, and securities of companies that have the ability or potential to generate adequate cash flow and earnings to meet interest and principal payments when due. The Adviser’s credit and equity analysis typically contemplates, among other factors, a company’s balance sheet, capital structure, access to capital, ability to sustain and/or grow its business, its competition, and the global environment in which the company operates.

PRINCIPAL RISKS

As with any mutual fund investment, the Fund’s returns will vary and you could lose money on your investment in the EBS Income Fund over short or long periods. There is no guarantee that the Fund will achieve its investment objective and the Fund may not be appropriate for use as a complete investment program. The EBS Income Fund is subject to certain other risks, including the following:

Fixed Income Securities. Any fixed income securities held by the Fund may be subject to certain risks, such as credit risk, interest rate risk and liquidity risk. At times there may be an imbalance of supply and demand in the markets which could result in greater price volatility, less liquidity, wider trading spreads and a lack of price transparency. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed-income securities. The decision by the Federal Reserve to increase interest rates in 2022 and to sell some of the U.S. Government securities on its balance sheet (i.e., quantitative tightening) in an effort to control inflation, resulted in market volatility, due in part to the prolonged period of unusually low interest rates preceding the rate hike.

•	Interest Rate Risk. The price of a fixed income security is generally expected to decline during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities and/or lower quality ratings. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions.

•	Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest, when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments in that issuer. Lower rated securities (commonly known as “high yield” or “junk” securities) are considered primarily speculative with respect to an issuer’s continuing ability to make principal and interest payments, when due.

12

U.S. Government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or only by the credit of the issuing U.S. Government agency, instrumentality or corporation. See U.S. Government Securities Risk below.

•	Call Risk. Some of the securities that the Fund may own may be “callable”, which means the issuer can redeem the security prior to its maturity. When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.

•	Senior Floating Rate Securities Risk. Investments in these types of securities may expose the Fund to a greater degree of credit risk (including default and bankruptcy), liquidity risk, and valuation risk than other investments. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

•	Liquidity Risk. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent the Fund from selling an investment at the approximate price that it is valued or the time it desires to sell. If a fixed income security is downgraded or drops in price, the market demand may be limited, potentially making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions may be higher than normal. Lower rated securities can be subject to greater levels of liquidity risk.

•	U.S. Government Securities Risk. The Fund may invest in securities issued by or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac). U.S. Government securities are subject to varying degrees of credit risk, depending upon whether the securities are supported by the full faith and credit of the U.S. Government, the ability to borrow from the U.S. Treasury, or only by the credit of the issuing U.S. Government agency, instrumentality or corporation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities, or sponsored enterprises if not required to do so by law.

Sector Risk. An emphasis in one or more particular business sectors may cause the Fund’s share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for a mutual fund that does not emphasize investment in particular sectors. As of July 31, 2024, the Fund had 26.4% of the value of its net assets invested in securities within the financials sector. Companies in the financials sector are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, decreased liquidity in credit markets and the availability and cost of capital. Companies in the financials sector are also subject to extensive government regulations that may limit the amount and type of loans and other financial commitments, and impact interest rates.

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Indebtedness Risk. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. In addition, the Fund, or an agent of the Fund, may act as agent for the loan and be responsible for the collection of principal and interest payments from the corporate borrower. If the Fund enters into a lending arrangement, this type of investment may be considered an illiquid investment and may be difficult to sell or unwind in a timely manner. The Fund’s investments in indebtedness involve the risk of loss in case of default or insolvency of the borrower and the possibility of less legal protection in the event of fraud or misrepresentation.

The Fund’s investments in indebtedness, loan participations and assignments may subject the Fund to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Risks of Investments in RICs. Investments by the Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. When the Fund invests in shares of RICs, there will be some duplication of expenses because it will indirectly pay a proportion of the RIC’s operating expenses.

Equity Security Risk. The return on and value of an equity security will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Common and preferred stocks are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, and fluctuations in price due to earnings, economic conditions, and other factors beyond the control of the Adviser. The value of preferred stocks also will fluctuate with changes in interest rates. Preferred stocks also are subject to credit risk and the prices of preferred stock tend to move more slowly upwards than common stock prices. Local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, natural or environmental disasters, widespread disease, including pandemics and epidemics, high inflation, recessions, or other events could also have a significant impact on the Fund and its investments and potentially increase the risks described herein. Armed conflicts, the responses and sanctions by other countries, and the potential for wider conflicts can have adverse effects on regional and global economies.

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•	Significant Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. Decisions by the Federal Reserve on interest rate policy, the spread of infectious disease or other public health issues, armed conflicts, and higher inflation could have adverse effects on regional and global economies and negatively affect global growth and inflation. Large expansion of government deficits and debt as a result of government actions to mitigate the effects of these events, as well as political events within the U.S. and abroad, may affect investor and consumer confidence and adversely impact the financial markets. Investor perceptions may be based on unpredictable factors such as economic, fiscal policy, or political expectations.

Foreign Investment Risk. Investments in foreign securities are subject to the risk that world events, such as political upheaval or financial problems will adversely affect the value of securities issued in foreign countries or regions. The risks associated with changes in diplomatic relations, tensions or open conflict between nations, or political dysfunction with some nations that are global economic powers could affect the economies of many nations, including the U.S. The value of foreign investments may be affected by the imposition of new government regulations, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets. Foreign economies may be less stable than the U.S. economy and foreign securities may not be subject to uniform audit or disclosure standards.

Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies.

Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to credit risk depending on whether they are issued by agencies and instrumentalities of the U.S. Government and risks unique to the housing industry, including defaults, foreclosures and changes in real estate values. Mortgage-backed securities also are subject to prepayment risk, especially when interest rates decline.

Asset-Backed Securities Risk. The value of asset-backed securities may be significantly affected by changes in interest rates, the market’s perception of issuers and the creditworthiness of the parties involved. These securities are subject to prepayment risk. As interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money.

Municipal Securities. The value of municipal bonds may fluctuate as a result of changes in the cash flows, or the ability to receive the cash flows, generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. The value of municipal securities in which the Fund invests may be affected by economic, regulatory, political and social developments. For example, downgrades or defaults during economic downturns or similar periods of economic stress, could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession.

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Cybersecurity Risk. Municipalities and corporations issuing securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to their operations and negatively impact their financial condition. The Fund and its shareholders could be negatively impacted as a result.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the EBS Income Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and the period since its inception compare with those of the Bloomberg U.S. Aggregate Bond Index. On July 31, 2024, the Fund changed its primary benchmark from the ICE BofA U.S. Corporate & Government Master Index to the Bloomberg U.S. Aggregate Bond Index in order to comply with the regulation that requires the Fund’s primary benchmark index to represent the overall applicable market. The ICE BofA U.S. Corporate & Government 1-10 Year Index is included as an additional comparative index because it is they are representative of fixed income securities that may be held by the Fund. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-391-1223.

The Fund’s 2024 year-to-date return through September 30, 2024 is 5.41%.

During the periods shown in the bar chart, the highest return for a quarter was 4.83% during the quarter ended June 30, 2020 and the lowest return for a quarter was -3.12% during the quarter ended March 31, 2020.

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Average Annual Total Returns For Periods Ended December 31, 2023

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (September 30, 2014)
Return Before Taxes	6.36%	2.71%	2.27%
Return After Taxes on Distributions	4.53%	1.44%	1.10%
Return After Taxes on Distributions and Sale of Fund Shares	3.73%	1.53%	1.22%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.52%
ICE BofA U.S. Corporate & Government 1-10 Year Index (reflects no deduction for fees, expenses, or taxes)	5.23%	1.59%	1.64%

MANAGEMENT OF THE FUND

Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”) is the EBS Income Fund’s investment adviser.

Portfolio Managers

The Adviser employs a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the EBS Income Fund’s investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Ronald L. Eubel	Co-Chief Investment Officer	Since Inception (9-30-2014)
Mark E. Brady	Co-Chief Investment Officer	Since Inception (9-30-2014)
Paul D. Crichton	Director of Trading	Since Inception (9-30-2014)
Kenneth E. Leist	Senior Securities Analyst	Since Inception (9-30-2014)
Scott E. Lundy, CFP®	Chief Executive Officer	Since Inception (9-30-2014)
Chase M. Oakley, CFA®	Senior Securities Analyst	Since 12-1-2022

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Information Relevant to Both Funds

PURCHASE AND SALE OF FUND SHARES

Shares of the Funds may only be purchased on behalf of clients of the Adviser who have entered into an investment advisory contract with the Adviser. There are no minimum initial and subsequent investment requirements for purchases of shares of the Funds. Purchase, exchange and redemption (sell) orders are effected based on instructions from the Adviser (in its capacity as discretionary investment adviser to its client) to the broker-dealer or financial intermediary where such client’s account is maintained. Purchase, exchange and redemption orders for Fund shares are processed at the net asset value (“NAV”) next calculated after an order is received. Shares of the Funds may be purchased, exchanged and redeemed on each day that the New York Stock Exchange is open for business.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from those accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If the Adviser purchases the Funds through a broker-dealer or other financial intermediary (such as a bank) on behalf of an investment advisory client, the Funds and their related companies may pay the intermediary for account administration and account maintenance services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Adviser or Funds over another investment. Ask your financial consultant or visit your financial intermediary’s website for more information.

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Additional Information About the Funds’ Investment Objectives, Investment Strategies and Related Risks

INVESTMENT OBJECTIVES

The investment objective of the EBS Income & Appreciation Fund is to provide total return through a combination of current income and capital appreciation.

The investment objective of the EBS Income Fund is to seek to preserve capital, produce income and maximize total return.

The Board of Trustees has reserved the right to change each Fund’s investment objective without shareholder approval. If such a change is made with respect to a Fund, shareholders of that Fund will be provided with at least 60 days’ advance written notice of the change.

EBS INCOME & APPRECIATION FUND - PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the EBS Income & Appreciation Fund invests primarily in a diversified portfolio of non-convertible fixed income securities and convertible securities. The allocation among these securities will vary based on the Adviser’s assessment of market conditions and it is possible that the Fund may not own all of these securities at the same time. The Fund’s investments in convertible securities may include convertible bonds, convertible preferred stocks, “synthetic” convertible positions and warrants. The Fund may invest in convertible securities of any maturity, credit quality or market capitalization. This may include securities that are rated below investment grade and those with smaller market capitalizations. The Fund invests primarily in domestic securities and foreign securities that are U.S. dollar denominated.

Convertible securities are hybrid securities that have characteristics of both bonds and common stocks. Convertible securities are typically obligations of a company that pay a fixed rate of interest (or dividends) and can be converted into a predetermined number of shares of common stock of the company issuing the security at a “conversion price” specified when the convertible security is issued. Convertible bonds often provide interest income as well as capital appreciation if the value of converting to the underlying equity increases over time. The income yield of convertible securities is typically less than that of non-convertible securities because an investor has the option to convert a convertible security into a predetermined number of shares of the issuer’s underlying common stock.

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When a convertible security’s predetermined conversion price is much higher than the price of the issuing company’s common stock, the convertible security takes on the characteristics of a fixed income security. Convertible securities are normally considered “junior” to secured securities, meaning the company must pay interest on its nonconvertible secured debt before it can make payments on its convertible securities. Therefore, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company’s common stock.

•	Convertible bonds generally are obligations of a company that can be converted into a predetermined number of shares of common stock, at a predetermined price, of the company issuing the security.
•	Convertible preferred stocks allow the purchaser to convert the preferred shares into a fixed number of common shares, usually after a predetermined date, and a predetermined price. Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends, but ranks behind bonds, including convertible bonds, in priority upon liquidation.
•	Synthetic convertible positions result from investing in a non-convertible, income producing security and a warrant, that when viewed together emulate the attributes of a convertible security. Examples of non-convertible, income producing securities may include, but are not limited to: non-convertible corporate bonds, preferred stock and money market instruments. When investing in this manner the income component of a typical convertible security is represented by the corporate bond and the conversion feature or right to acquire an equity component is represented by the warrant. The warrant component provides the option to buy common stock at a certain exercise price. Unlike a traditional convertible security which possesses fixed income and equity attributes, and has its own market value, a synthetic convertible position derives its value from two or more separate securities, each with its own market value. A synthetic convertible position results from the Adviser choosing to view two or more securities as a single position in the portfolio, in an attempt to achieve a desired outcome.
•	Warrants are instruments issued by a corporation that give the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of securities, but only the right to buy the securities. The price of warrants does not necessarily move in tandem with the price of their underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of their issuing corporation.

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The Fund may also invest in non-convertible fixed income securities, which include bonds, debt securities, commercial paper and other similar instruments issued by various U.S. and non-U.S. public or private sector entities. The Fund may invest in non-convertible fixed income securities of any maturity, credit quality or market capitalization, including those that are rated less than investment grade (i.e. high yield or junk securities) and those with smaller market capitalizations.

The Fund may invest in illiquid or thinly traded convertible and non-convertible securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers, as defined under Rule 144A of the Securities Act of 1933. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed within seven calendar days in current market conditions without impacting the market value of the investment. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. The Fund may also purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured.

The Fund may invest in RICs, such as open-end mutual funds, ETFs and closed-end funds, primarily when it receives a large inflow of cash through shareholder purchases to gain prompt exposure to the markets or to maintain liquidity. The Adviser believes RICs offer the Fund an efficient way to gain prompt exposure to the markets while the Adviser strategically selects holdings for the Fund. When the Fund invests in RICs, the Fund will in effect pay a portion of the RIC’s operating expenses, in addition to the operating expenses of the Fund.

The Fund may invest up to 20% of its net assets in common stock and preferred stock. Such exposure could come from conversion or direct purchases. At times, the Fund may emphasize investments in one or more particular business sectors of the market.

In selecting investments for the Fund, the Adviser will attempt to identify a security that is trading at an attractive yield relative to the Adviser’s evaluation of the issuer’s creditworthiness. The Adviser may consider such factors as the conversion price, conversion premium, option adjusted yield, maturity and the potential price appreciation of the issuer’s common stock. In assessing a company’s creditworthiness and appreciation potential, the Adviser will typically focus on fundamentals such as: its balance sheet, debt coverage, contingent liabilities, capital structure, access to capital, ability or potential to generate cash flow, earnings, ability to sustain profit margins, and other factors.

When convertible securities held by the Fund have a higher degree of equity sensitivity, the Adviser will typically assess the attractiveness of the underlying common stock relative to the multiple of cash flow, earnings and book value at which it trades. The Adviser would generally need to find the common stock a compelling investment in order to purchase or hold a more equity sensitive convertible security.

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A security may be sold under one or more of the following circumstances:

•	an issuer’s credit quality deteriorates;
•	the conversion feature of a security is no longer a source of capital appreciation;
•	when it no longer meets the Adviser’s criteria for investment;
•	when a more attractive investment is available.

EBS INCOME FUND - PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the EBS Income Fund invests in a diversified portfolio of income producing securities. These securities may include, but are not limited to, corporate and municipal bonds, securities issued by the U.S. Government, its agencies and instrumentalities, mortgage and asset-backed securities, collateralized mortgage obligations, convertible bonds, floating rate and inverse floating rate securities, zero coupon bonds, loans, money market instruments (including commercial paper) and shares of other RICs. The Fund may invest in securities of any maturity, credit quality or market capitalization. This may include securities that are rated below investment grade and those with smaller market capitalizations. The Fund will invest primarily in domestic securities or foreign securities that are U.S. dollar denominated. The Fund may also invest in individual fixed and variable rate interest income producing secured notes and secured notes with a fixed or variable rate and shared appreciation component. Each note would represent a loan made to an individual or entity. Such notes would be acquired by the Fund through direct origination with the borrower.

The EBS Income Fund may seek modest capital appreciation by investing up to 10% of its net assets in equities, including common stock, preferred stock, and convertible preferred stock. The Fund may invest in money market instruments at any time to maintain liquidity or pending selection of investments.

The EBS Income Fund may invest in illiquid or thinly traded fixed income securities and those that are privately placed but eligible for purchase and sale by certain qualified institutional buyers, as defined under Rule 144A of the Securities Act of 1933. Illiquid securities are investments that cannot reasonably be expected to be sold or disposed within seven calendar days in current market conditions without impacting the market value of the investment. The Fund will not invest more than 15% of the value of its net assets in securities or other investments that are illiquid. The Fund may also purchase indebtedness and participations in commercial loans. Such investments may be secured or unsecured.

In selecting investments for the Fund, the Adviser will attempt to identify securities that it believes offer an attractive yield and total return relative to the Adviser’s evaluation of the issuer’s creditworthiness. Using fundamental security analysis, the Adviser seeks to identify securities that may have a comparatively higher yield than another security of similar credit quality or duration, securities whose price may increase in anticipation of an interest rate decline, securities that have

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potential for a credit upgrade, or securities of companies that have the ability or potential to generate adequate cash flow and earnings to meet interest and principal payments when due. The Adviser’s credit and equity analysis typically contemplates, among other factors, a company’s balance sheet, capital structure, access to capital, ability to sustain and/or grow its business, its competition, and the global environment in which the company operates.

A security may be sold under one or more of the following circumstances:

•	when the Adviser forecasts a change in the direction of interest rates;
•	when it no longer meets the Adviser’s criteria for investment;
•	when market conditions have changed or;
•	when a more attractive investment is available.

PRINCIPAL RISKS – BOTH FUNDS

As with any mutual fund investment, each Fund’s returns will vary and you could lose money on your investment in the Funds over short or long periods. There is no guarantee that a Fund will achieve its investment objective and each Fund may not be appropriate for use as a complete investment program. Each Fund is subject to certain risks, including the following:

Interest Rate Risk. The price of a fixed income security is generally expected to decline during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if a Fund holds securities with longer maturities and/or lower quality ratings. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, general economic conditions, and supply and demand of bonds. Decisions by the Federal Reserve on interest rate policy can have a significant effect on the value of fixed income securities and precise interest rate predictions are difficult to make.

Credit Risk. Credit risk is the risk that the issuer of a security will not be able to make payments of interest and principal when due. Deterioration in the financial condition of an issuer or deterioration in general economic conditions could cause an issuer to fail to make timely payments of principal and interest, when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investments in that issuer. A rating by a credit agency represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings from a credit agency present an inherent conflict of interest because the agency is paid by the entities whose securities they rate. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and a rating may not reflect the fine shadings of risks within a given quality grade. Lower rated securities (commonly known as “high yield” or “junk” securities), are considered primarily speculative with respect to an issuer’s continuing ability to make principal and interest payments, when due. The issuers of these securities may not be as financially strong as the issuers of higher rated securities.

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Call Risk. Some of the securities that each Fund may own may be “callable,” which means the issuer can redeem the security prior to its maturity. When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.

Liquidity Risk. Liquidity risk is the risk that a security cannot be sold at an advantageous time and/or price in the secondary market, which could prevent a Fund from selling an investment at the approximate price that it is valued or the time it desires to sell. If a fixed income security is downgraded or drops in price, the market demand may be limited, potentially making that security difficult to sell. Additionally, the market for certain securities may become illiquid under adverse market or economic conditions, independent of any specific adverse changes in the conditions of a particular issuer. There is a risk that monetary policy actions by the U.S. Government to stimulate or stabilize the economy could result in less liquidity. Liquidity risk may be magnified in a rising interest rate environment or in other circumstances where investor redemptions may be higher than normal. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the fixed income market’s growth, causing dealer inventories to be at or near historical lows relative to market size. The reduction in dealer inventories could lead to decreased liquidity and increased volatility which may become exacerbated during periods of economic or political stress. Lower rated securities can be subject to greater levels of liquidity risk.

Sector Risk. An emphasis in one or more particular sectors of the market may cause a Fund’s share price to be more susceptible to the financial, market or economic events affecting issues and industries within those sectors than would be the case for a mutual fund that does not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in a Fund and increase the volatility of its share price. As of July 31, 2024, the EBS Income Fund had 26.4%, of the value of its net assets invested in securities within the financials sector. Companies in the financials sector are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, decreased liquidity in credit markets and the availability and cost of capital. Companies in the financials sector are also subject to extensive government regulations that may limit the amount and type of loans and other financial commitments, and impact interest rates.

Indebtedness Risk. Each Fund may also purchase indebtedness and participations in commercial loans. Such investments may be secured and unsecured. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Each Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. In addition, a Fund, or an agent of the Fund, may act as agent for the loan and be responsible for the collection of principal and interest payments from the corporate borrower.

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When purchasing indebtedness and loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which a Fund may invest may not be rated by any nationally recognized rating service. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Risks of Investments in RICs. Investments by a Fund in other investment companies, including ETFs, will expose investors to the risk that the underlying fund manager may change objectives which may or may not parallel the investment direction of the Fund. The Adviser has no control over the managers or investments of underlying funds. In addition, the price movement of an ETF may not correlate to the underlying index and may result in a loss. Closed-end funds may trade infrequently, with small volume, and at a discount to NAV, which may affect the Fund’s ability to sell shares of the fund at a reasonable price. Further, investments in other investment companies subject the investor to fees and expenses charged by such other investment companies, including ETFs.

Foreign Investment Risk. Investments in foreign securities are subject to the risk that world events, such as political upheaval or financial problems will adversely affect the value of securities issued in foreign countries or regions. The risks associated with changes in diplomatic relations, tensions or open conflict between nations, or political dysfunction with some nations that are global economic powers could affect the economies of many nations, including the U.S. The value of foreign investments may be affected by the imposition of new government regulations, political and economic instability, the imposition or tightening of exchange controls, increased taxation and confiscation of investor assets. Foreign economies may be less stable than the U.S. economy and foreign securities may not be subject to uniform audit or disclosure standards.

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Equity Security Risk. The return on and value of an equity security will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a stock’s value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or if other circumstances arise. Local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, natural or environmental disasters, widespread disease, including pandemics and epidemics, high inflation, recessions, or other events could also have a significant impact on each Fund and its investments and potentially increase the risks described herein. Armed conflicts, the responses and sanctions by other countries, and the potential for wider conflicts can have adverse effects on regional and global economies.

•	Significant Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. Decisions by the Federal Reserve on interest rate policy, the spread of infectious disease or other public health issues, armed conflicts, and higher inflation could have adverse effects on regional and global economies and negatively affect global growth and inflation. Large expansion of government deficits and debt as a result of government actions to mitigate the effects of these events, as well as political events within the U.S. and abroad, may affect investor and consumer confidence and adversely impact the financial markets. Investor perceptions may be based on unpredictable factors such as economic, fiscal policy, or political expectations.

Management Risk. The Adviser’s method of security selection may not be successful and a Fund may underperform relative to other mutual funds that employ similar investment strategies.

U.S. Government Securities Risk. Securities issued by the U.S. Government or its agencies include direct obligations of the U.S. Treasury (including Treasury Inflation-Protected Securities (“TIPS”)), and securities issued or guaranteed as to payment of interest and principal by agencies or instrumentalities of the U.S. Government. U.S. Government agency securities are neither insured nor guaranteed by the U.S. Government, meaning they are only supported by the right of the issuer to borrow from the U.S. Government or by the credit of the agency issuing the obligation. If a Fund invests in a U.S. Government security that is not backed by the U.S. Government, there is no assurance that the U.S. Government would provide financial support and it is possible that these issuers will not have the funds to meet their payment obligations in the future. In such a case, a Fund would have to look principally to the agency, instrumentality or sponsored enterprise issuing or guaranteeing the security for ultimate repayment, and the Fund may not be able to

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assert a claim against the U.S. Government itself in the event the agency, instrumentality or sponsored enterprise does not meet its commitment. Concerns about the capacity of the U.S. Government to meet its obligations may negatively impact the value of U.S. Government securities held by a Fund. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by a Fund or to the Fund’s shares.

Cybersecurity Risk. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Municipalities and corporations issuing securities in which a Fund invests, counterparties with which a Fund engages in transactions, exchange and other financial market operators, banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to their operations and may negatively impact their financial condition. Each Fund and its shareholders could be negatively impacted as a result.

RISKS APPLICABLE TO EBS INCOME & APPRECIATION FUND

Convertible Security Risk. Convertible securities are hybrid securities and subject to the risks associated with both fixed income and equity investments. The price of convertible securities may fluctuate in response to price changes in the underlying stock. Companies issuing convertible securities often are smaller capitalization companies, which may lack the management experience, financial resources, product diversification and competitive strengths often present in larger corporations.

•	Credit Risk. Convertible securities are normally considered “junior” to secured securities, meaning the company must pay interest on its nonconvertible secured debt before it can make payments on its convertible securities. Therefore, the credit rating of a company’s convertible securities is generally lower than on its secured nonconvertible debt securities.
•	Liquidity Risk. Certain convertible securities are issued and sold through transactions under Rule 144A of the Securities Act of 1933 and the Adviser will determine whether these securities are liquid. If any Rule 144A or non-Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and it may be more difficult to sell the security.
•	Interest Rate Risk. The price of a fixed income security is generally expected to decline during periods of rising interest rates. The magnitude of these fluctuations will generally be greater if the Fund holds securities with longer maturities and/or lower quality ratings. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions.
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•	Availability Risk. Depending upon market conditions, convertible securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income and capital appreciation while remaining fully diversified.
•	Call Risk. Some of the convertible securities that the Fund may own may be “callable”, which means the issuer can redeem the security prior to its maturity. When interest rates are low, an issuer will often redeem its callable securities early. In such a circumstance, the Fund may have to invest its investment proceeds from the callable security in another security offering a lower yield.
•	Synthetic Convertible Risk. The value of a synthetic convertible will respond differently to market fluctuations than a convertible security because a synthetic convertible is composed of an income producing security and a warrant, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant, the warrant may lose all value.

Tax Risk. The federal income tax treatment of convertible securities or other securities in which the EBS Income & Appreciation Fund may invest may not be clear or may be subject to re-characterization by the IRS. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could cause the Fund to fail to qualify as such.

RISKS APPLICABLE TO EBS INCOME FUND

Senior Floating Rate Securities Risk. Senior floating rate securities typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral and have a claim on the assets of the borrower that is senior to that held by subordinated debt holders. Variable and floating rate securities generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter). A portion of the Fund’s floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans and other types of acquisition financing. Obligations in these types of transactions may expose the Fund to a higher level of credit risk (including default and bankruptcy), liquidity risk, and valuation risk than other investments. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

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Mortgage-Backed Securities Risk. Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. Government (including those whose securities are neither guaranteed nor insured by the U.S. Government) or by non-governmental issuers. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. Mortgage-backed securities are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are subject to extension risk which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Investments in collateralized mortgage obligations are subject to the risk that payments may not be made on time, prepayment and extension risk and market risk when interest rates rise.

Asset-Backed Securities Risk. Prepayment risk is associated with asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain asset backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by borrowers defaulting on their loans. The value of assets underlying asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Possible legislation in the area of credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of asset-backed securities, the Fund may be more susceptible to risk factors affecting these types of securities.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds.

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The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets which may impact the Fund’s ability to sell these securities at or near their perceived value, thus increasing the potential for pricing inefficiencies and increased volatility. Also downgrades or defaults during public health emergencies, natural disasters, economic downturns or similar periods of economic stress, could affect the market values and marketability of many or all municipal obligations of issuers in a state, U.S. territory, or possession. Certain municipalities of the United States and its territories are financially strained and may face the possibility of default, which could negatively impact the performance of the Fund.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS – BOTH FUNDS

Currency Risk. It is expected that neither Fund will invest in excess of 10% of its net assets (measured at the time of purchase) in investments in foreign securities traded on foreign securities exchanges and denominated in non-U.S. currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. Some markets may have fixed or managed currencies that are not free-floating against the U.S. dollar. Neither Fund is required to hedge its non-U.S. currency risk, although it may do so through non-U.S. currency exchange contracts and other methods. Therefore, to the extent a Fund does not hedge its non-U.S. currency risk, or the hedges are ineffective, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk, which is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of the Fund’s distributions, if any. Unanticipated or persistent inflation may also have a material and adverse impact on the financial condition or results of operations of companies in which the Funds may invest, which may cause the value of a Fund’s holdings in such companies to decline.

Temporary Defensive Position. From time to time, either Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds, short term U.S. Government securities, commercial paper or repurchase agreements when the Adviser believes the market offers limited opportunities or is overpriced. A Fund may also hold money market instruments to maintain liquidity or pending the selection of investments. If a Fund invests in a money market fund, the shareholders of the Fund will indirectly incur the operating expenses of such fund. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

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Fund Management

The Investment Adviser

Eubel Brady & Suttman Asset Management, Inc., 10100 Innovation Drive, Suite 410, Miamisburg, Ohio 45342, serves as the investment adviser to each Fund. The Adviser provides each Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser was founded in 1993 and provides investment advisory services to individuals, institutions, pension plans, profit sharing plans, other retirement accounts, trusts and foundations, among others.

For its services, the Funds do not pay an advisory fee to the Adviser; however the Funds are available only to clients of the Adviser. These clients must enter into a discretionary investment advisory contract with the Adviser that provides for the payment of an advisory fee. Please refer to your investment advisory agreement for information on advisory fees. The Adviser’s current fee schedule is included in Part 2A of its Form ADV, which is available for download at www.ebsinvests.com or on the SEC’s website.

A discussion of the factors considered by the Board of Trustees in approving the continuance of each Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, is available in the Funds’ financial statements for the fiscal year ended July 31, 2024.

Portfolio Managers

The Adviser uses a team approach in managing the portfolios for the Funds. Each portfolio manager is jointly and primarily responsible for managing the Funds. In addition to managing the Funds, Paul D. Crichton and Kenneth E. Leist are primarily responsible for execution of portfolio trades on behalf of the Funds.

•	Ronald L. Eubel is a founding partner of the Adviser and serves as Co-Chief Investment Officer and a member of the Adviser’s Research Committee. He has over 30 years of investment advisory experience with the Adviser. Mr. Eubel holds a B.S. degree in Accounting and Finance from Miami University in Oxford, Ohio.
•	Mark E. Brady is a founding partner of the Adviser and serves as Co-Chief Investment Officer and a member of the Adviser’s Research Committee. He has over 30 years of investment advisory experience with the Adviser. Mr. Brady holds a B.S. degree in Finance from Miami University in Oxford, Ohio.
•	Paul D. Crichton is the Director of Trading and a member of the Adviser’s Research Committee. He has over 30 years of trading and investment advisory experience with the Adviser. Mr. Crichton holds a B.S. degree in Finance from Wright State University in Dayton, Ohio.
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•	Kenneth E. Leist is a Senior Securities Analyst and a member of the Adviser’s Research Committee. He previously served as the Director of Operations. He has over 30 years of investment advisory experience with the Adviser. Mr. Leist holds a B.A. degree in Economics from Wright State University in Dayton, Ohio.
•	Scott E. Lundy, CFP® is Chief Executive Officer of the Adviser and a member of the Adviser’s Research Committee. He has over 20 years of investment advisory experience with the Adviser. Mr. Lundy holds a B.S. degree in Accounting from Florida Gulf Coast University in Fort Myers, Florida and obtained his Certified Financial Planner designation in 2004.
•	Chase M. Oakley, CFA® is a Senior Securities Analyst and a member of the Adviser’s Research Committee. He has over 10 years of investment advisory experience with the Adviser. Mr. Oakley holds a B.S. degree in Finance from The Ohio State University in Columbus, Ohio and a M.B.A. from Wright State University in Dayton, Ohio. He obtained his Chartered Financial Analyst designation in 2021.

The Adviser has entered into a contractual agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, expenses incurred pursuant to the Fund’s Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding 0.35% of each Fund’s daily net assets. The limit on total annual operating expenses does not include the amount of discretionary advisory fees paid by shareholders. Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of three years following the date on which such expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the lesser of: (i) the expense limitation in effect at the time such expenses were reimbursed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such expenses. This contractual agreement is currently in effect until December 1, 2025.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed and their ownership of shares of the Funds.

Administrator

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing officers and support personnel to the Funds, (ii) obtaining valuations, calculating NAVs and performing other accounting and financial services, (iii) recordkeeping, (iv) regulatory reporting and legal administrative services, and (v) disbursing dividends and distributions.

The SAI has more detailed information about the Adviser, Ultimus and other service providers to the Funds.

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Shareholder Servicing Plan

The Funds have adopted a Shareholder Servicing Plan (the “Plan”). The Plan allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the Distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying sales charges. The Adviser, at its own expense and out of its legitimate profits, may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Funds.

Cybersecurity Considerations

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted from a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; ransomware; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the ability to calculate Fund NAVs; impediments to trading; the inability of the Funds, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers to the Funds’ shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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How the Funds Value Their Shares

The NAV of each Fund’s shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their NAV as reported by such companies. The Funds typically use an independent pricing service to determine the value of their fixed income securities. The pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. Commercial paper may be valued at amortized cost, which under normal circumstances approximates market value. If the Adviser determines that a price provided by the pricing service does not accurately reflect the market value of the securities, or when prices are not readily available from the pricing service, securities are valued at fair value as determined in good faith by the Adviser, which has been designated by the Board of Trustees as the valuation designee for the Funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, in conformity with guidelines adopted by and subject to review by the Board of Trustees. Certain restricted, illiquid, or other securities, may be valued at fair value, and their values may be based on inputs that are unobservable. When fair value pricing is employed, the price of the securities used to calculate a Fund’s NAV is based on a number of subjective factors and therefore may differ from quoted or published prices for similar securities.

Your order to purchase, exchange or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. See “How to Buy Shares” and “How to Redeem Shares” for a description of the “proper form” for purchase and redemption orders.

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How to Buy Shares

Each Fund is a no-load fund. This means that shares may be purchased without imposition of any sales charge by the Funds. Shares of the Funds may only be purchased on behalf of clients of the Adviser who have entered into an investment advisory contract with the Adviser. Purchase, exchange and redemption (sell) orders are effected based on instructions from the Adviser (in its capacity as discretionary investment adviser to its client) to the broker-dealer or financial intermediary where such client’s account is maintained. Purchase, exchange and redemption orders for Fund shares are processed at the NAV next calculated after an order is received by the Fund. Shares of the Funds may be purchased, exchanged and redeemed on each day that the NYSE is open for business. Each Fund reserves the right to reject any purchase request. Certificates representing shares are not issued.

Eligible Investors

The Funds are available only to clients of the Adviser. To engage the Adviser, please call 937-291-1223 or 1-800-391-1223 and ask to speak with a wealth management professional. The Funds intend to redeem shares held by or on behalf of a shareholder who ceases to be a client of the Adviser and each investor, by purchasing shares, agrees to any such redemption.

Minimum Initial Investment

There is no minimum initial investment requirement for either Fund. A minimum investment requirement may be imposed at the discretion of the Funds, upon notice to shareholders.

Opening an Account Through Your Broker or Financial Institution

The Adviser requires all investment advisory clients to maintain custody/trading accounts with a broker-dealer or financial institution. All purchase orders through these accounts are effected based on instructions by the Adviser and these orders will be executed at the NAV next determined after the order is received by such organization in proper form. The Funds have authorized one or more brokers to receive on their behalf purchase, exchange and redemption orders and these organizations are authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf. An investor transacting in shares of the Fund through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker. Brokers and other organizations may charge transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options. These organizations may be the shareholders of record of your shares.

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Purchases In-Kind

Each Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods used to compute the Fund’s NAV.

Exchange Privilege

Shares of each Fund may be exchanged for shares of the other Fund. The exchange of shares of the Funds is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss. An exchange will be effected at the NAV next determined after receipt of the exchange request by the Fund. Exchange orders are effected based on instructions by the Adviser.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with an electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

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Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of a Fund’s shares. When monitoring shareholder purchases and redemptions, the Funds do not apply a quantitative definition to frequent trading. Instead, the Funds use a subjective approach that permits them to reject any purchase order that is believed to be indicative of market timing or disruptive trading. The Funds’ frequent trading policies are intended to apply uniformly, although the use of a subjective approach in itself could lead to inconsistent application of the Funds’ frequent trading policies. The Funds do not expect frequent trading to be an issue due to the Adviser providing all trading instructions on behalf of the shareholder accounts.

In its efforts to curb frequent trading in the Funds, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, each Fund reserves the right to reject any purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries.

The Funds do not accommodate frequent purchases or redemptions of Fund shares.

Unclaimed Property

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

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How to Redeem Shares

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after Ultimus Fund Solutions, LLC (the “Transfer Agent”) receives a redemption request. Redemption orders are effected based on instructions by the Adviser. Please call the Adviser at 1-800-391-1223 in the event that you would like to sell shares of the Funds. In such situation, shareholders will receive the NAV next determined after the Adviser receives the order.

Each Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be a client of the Adviser and each investor, by purchasing shares, agrees to any such redemption.

Through Your Broker or Financial Institution

All redemption orders through these accounts are effected based on instructions by the Adviser and these orders will be executed at the NAV next determined after the order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. The brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options.

Receiving Payment

The Funds normally make payment for Fund shares redeemed within seven (7) days after receipt by the Transfer Agent of a redemption request in proper form regardless of whether you request payment by check, wire or through ACH. Under unusual circumstances as provided by the rules of the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than seven (7) days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The redemption proceeds will be based on the NAV next determined after the order is received in proper form, even if the payment is delayed until the purchase has been converted to federal funds. Each Fund typically expects to meet redemption requests from the sale of money market mutual funds or money market instruments held by the Fund or from the sale of other portfolio assets. These methods typically will be used during both regular and stressed market conditions.

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Redemptions In-Kind

Each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in-kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s shares that could adversely affect the Fund’s operations. A redemption-in-kind will typically be made by delivering readily marketable securities to the redeeming shareholder within seven (7) business days after receipt of an in-kind redemption request. A redemption in-kind will consist of liquid securities equal in market value to the Fund shares being redeemed. When you convert these securities to cash, you will pay brokerage charges and applicable tax.

Dividends, Distributions and Taxes

Each Fund expects to declare and distribute substantially all of its net investment income in the form of dividends to its shareholders on a monthly basis. Net capital gains distributions, including short-term gains, if any, are normally declared and paid annually by each Fund. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of a Fund unless you elect to receive them in cash. Each Fund’s distributions whether received in cash or reinvested in additional shares, will be subject to federal income tax, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. The EBS Income Fund expects that its distributions will consist primarily of net investment income.

Each Fund has qualified and intends to continue to qualify as a regulated investment company for federal income tax purposes and, as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. Each Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of a Fund, certain income from the Fund may qualify for a 70% dividends received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

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When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRA accounts, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by the Funds during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Funds to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

The Funds must report cost basis information to the IRS on Form 1099-B for any sale of Fund shares (“Covered Shares”). Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, the shareholder must contact the Funds at the time of or in advance of the redemption of Covered Shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders should also carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. IRS regulations do not permit the change of a cost basis election on previously executed trades.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain financial information reflects financial results for a single Fund share. The total returns in the tables reflect the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the annual report, which is available upon request.

EUBEL BRADY & SUTTMAN INCOME AND APPRECIATION FUND

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended July 31, 2024	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020
Net asset value at beginning of year	$ 9.52	$ 9.65	$ 10.32	$ 9.76	$ 9.81
Income (loss) from investment operations:
Net investment income	0.43	0.37	0.25	0.26	0.34
Net realized and unrealized gains (losses) on investments	0.29	(0.07)	(0.49)	0.63	(0.05)
Total from investment operations	0.72	0.30	(0.24)	0.89	0.29
Less distributions from: Net investment income	(0.45)	(0.37)	(0.25)	(0.27)	(0.34)
Net realized gains on investments	(0.03)	(0.06)	(0.18)	(0.06)	—
Total distributions	(0.48)	(0.43)	(0.43)	(0.33)	(0.34)
Net asset value at end of year	$ 9.76	$ 9.52	$ 9.65	$ 10.32	$ 9.76
Total return(a)	7.74%	3.24%	(2.39%)	9.20%	3.04%
Net assets at end of year (000’s)	$ 174,492	$ 152,617	$ 120,882	$ 118,185	$ 101,634
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.21%	0.22%	0.25%	0.26%	0.27%
Ratio of net investment income to average net assets	4.43%	3.91%	2.47%	2.59%	3.48%
Portfolio turnover rate	22%	23%	33%	50%	45%
(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
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EUBEL BRADY & SUTTMAN INCOME FUND

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended July 31, 2024	Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020
Net asset value at beginning of year	$ 9.33	$ 9.54	$ 9.97	$ 9.85	$ 9.86
Income (loss) from investment operations:
Net investment income	0.43	0.34	0.19	0.21	0.35
Net realized and unrealized gains (losses) on investments	0.22	(0.21)	(0.43)	0.12	(0.01)
Total from investment operations	0.65	0.13	(0.24)	0.33	0.34
Less distributions from net investment income	(0.43)	(0.34)	(0.19)	(0.21)	(0.35)
Net asset value at end of year	$ 9.55	$ 9.33	$ 9.54	$ 9.97	$ 9.85
Total return(a)	7.15%	1.46%	(2.40%)	3.43%	3.49%
Net assets at end of year (000’s)	$ 428,922	$ 380,852	$ 350,756	$ 311,539	$ 203,495
Ratios/supplementary data:
Ratio of total expenses to average net assets	0.17%	0.17%	0.18%	0.20%	0.21%
Ratio of net investment income to average net assets	4.58%	3.69%	2.01%	2.13%	3.51%
Portfolio turnover rate	19%	40%	50%	33%	27%
(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Reasons we can share your personal information	Do the EBS Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

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Who we are
Who is providing this notice?	Eubel Brady & Suttman Mutual Fund Trust Ultimus Fund Solutions, LLC Ultimus Fund Distributors, LLC
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tell us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

▪ Eubel Brady & Suttman Asset Management, Inc., the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ The Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Funds do not jointly market.
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For Additional Information

Additional information about the Funds is included in the SAI, which is incorporated by reference in its entirety. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free 1-800-391-1223. The annual and semi-annual reports are also available on the Funds’ website at https://funddocs.filepoint.com/ebs. The SAI is not on the Funds’ website since the Funds are not widely distributed, but available only to clients of the Adviser.

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-22960

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Eubel Brady & Suttman Income AND APPRECIATION Fund

TICKER SYMBOL: EBSZX

Eubel Brady & Suttman Income Fund

TICKER SYMBOL: EBSFX

Each a Series of

Eubel Brady & Suttman Mutual Fund TRUST

Statement of Additional Information

December 1, 2024

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Eubel Brady & Suttman Mutual Fund Trust dated December 1, 2024. This SAI incorporates by reference the Annual Report to Shareholders for the fiscal year ended July 31, 2024. A free copy of the Prospectus is available by writing to Eubel Brady & Suttman Mutual Fund Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling 1-800-391-1223.

DESCRIPTION OF THE TRUST AND THE FUNDS

The Eubel Brady & Suttman Mutual Fund Trust (the “Trust”) is an open-end management investment company that offers two diversified series, the Eubel Brady & Suttman Income and Appreciation Fund (the “EBS Income & Appreciation Fund”) and the Eubel Brady & Suttman Income Fund (the “EBS Income Fund”) (individually, a “Fund,” collectively, the “Funds”). The Trust was organized, and its Agreement and Declaration of Trust was filed with the State of Ohio on April 22, 2014 (the “Trust Agreement”). The Trust Agreement permits the Trust to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Funds is Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”).

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds’ transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information about the purchase and redemption of shares of the Funds, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “How the Funds Value Their Shares” in the Funds’ Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

Additional information about the Funds’ investment strategies and risks is set forth below:

Asset-Backed Securities — The Funds may invest in asset-backed securities backed by loans such as automobile loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans. Asset-backed securities typically represent undivided fractional interests in a trust whose assets consist of a pool of loans and security interests in the collateral securing the loans. Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders and are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class. Underlying loans are subject to risks of prepayment, which may reduce the overall return to certificate holders.

If the letter of credit is exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage,loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. The Funds may invest in other asset-backed securities, including those that may be developed in the future.

Collateralized Mortgage Obligations — The Funds may invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are generally backed by mortgage pass-through securities or whole mortgage loans. CMOs are usually structured into classes of varying maturities and principal payment priorities. The prepayment sensitivity of each class may or may not resemble that of the CMO’s collateral depending on the maturity and structure of that class. CMOs pay interest and principal (including prepayments) monthly, quarterly, or semi-annually. The prices and yields of CMOs are determined, in part, by assumptions about cash flows from the rate of payments of the underlying mortgage. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. These prepayment risks can make the prices of CMOs very volatile when interest rates change. That volatility will affect a Fund’s share price. Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral. The Adviser will invest in classes of CMOs only if their characteristics and interest rate sensitivity fit the investment objective and policies of the Funds.

Commercial Loans — Commercial loans may be primary, direct investments or investments in loan assignments or participation interests. The Funds may make a direct investment in a commercial loan by participating as one of the initial investors. A loan assignment represents a portion or the entirety of a loan and a portion or the entirety of a position previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement and has the same rights and obligations as the assigning investor. However, assignments through private negotiations may cause the purchaser of an assignment to have different and more limited rights than those held by the assigning investor. Loan participation interests are interests issued by a lender or other entity and represent a fractional interest in a loan. The Funds typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and a Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the Fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the entity issuing a participation interest, the Fund may be treated as a general creditor of such entity.

Loans may be originated by a lending agent, such as a financial institution or other entity, on behalf of a group or “syndicate” of loan investors (the “Loan Investors”). In such a case, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the Loan Investors. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. Furthermore, unless under the terms of a loan agreement or participation (as applicable) the Fund has direct recourse against the borrower, the Fund must rely on the agent and the other Loan Investors to use appropriate remedies against the borrower.

Loans may be originated and administered by a Fund. In such a case, the Fund will administer the terms of the loan agreement and is responsible for the collection of principal and interest payments from the borrower. Failure by the Fund to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. In this arrangement, the Fund has direct recourse against the borrower and will be responsible for applying the appropriate remedies against the borrower.

Loan investments may be made at par or at a discount or premium to par. The interest payable on a loan may be a fixed or floating rate and paid in cash or in-kind. In connection with transactions in loans, a Fund may be subject to facility or other fees. Loans may be secured by specific collateral or other assets of the borrower, guaranteed by a third party, unsecured or subordinated. During the term of a loan, the value of any collateral securing the loan may decline in value causing the loan to be under collateralized. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under the loan. In addition, if a loan is foreclosed, the Fund could become full or part owner of the collateral and would bear the costs and liabilities associated with owning and disposing of such collateral. While not expected, this could result in Unrelated Business Taxable Income.

A lender’s repayment and other rights primarily are determined by governing loan, assignment or participation documents which (among other things) typically establish the priority of payment on the loan relative to other indebtedness and obligations of the borrower. Investing in loans involves the risk of default by the borrower or other party obligated to repay the loan. In the event of insolvency of the borrower or other obligated party, a Fund may be treated as a general creditor of such entity unless it has rights that are senior to that of other creditors or secured by specific collateral of assets of the borrower. Fixed-rate loans are also subject to the risk that their value will decline in a rising interest rate environment. This risk is mitigated for floating-rate loans, where the interest rate payable on the loan resets periodically by reference to a base lending rate. The base lending rate usually is based on a reference rate such as the Secured Overnight Financing Rate (“SOFR”), the Federal Reserve federal funds rate, the prime rate or another base lending rates used by commercial lenders. SOFR is the average rate at which institutions can borrow U.S. dollars overnight while posting U.S. Treasury bonds as collateral.

A Fund will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of the borrower or other entity obligated to repay a loan. Such action may include: (i) retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any collateral or other assets securing the loan or acquired as a result of any such event; (ii) managing (or engaging other persons to manage) or otherwise dealing with any collateral or other assets so acquired; and (iii) taking such other actions (including, but not limited to, payment of operating or similar expenses relating to the collateral) as the Adviser may deem appropriate to reduce the likelihood or severity of loss on the Fund’s investment and/or maximize the return on such investment. A Fund will incur additional expenditures in taking protective action with respect to loans in (or anticipated to be in) default and assets securing such loans. In certain circumstances, a Fund may receive equity or equity-like securities from a borrower to settle the loan or may acquire an equity interest in the borrower. Representatives of a Fund also may join creditor or similar committees.

Lenders can be sued by other creditors and the debtor and its shareholders. Losses could be greater than the original loan amount and occur years after the loan’s recovery. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under the loan agreement to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral. If any of these events occur, the Fund’s performance could be negatively affected.

Interests in loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many loans, making them illiquid. A secondary market exists for many senior loans, but it may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

From time to time the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to a Fund or acquire them from a Fund or may be intermediate participants with respect to loans in which the Fund owns interests. Such banks may also act as agents for loans held by the Fund.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of loans.

The Funds are diversified funds and thus limit the amount of their total assets that they will invest in any one issuer. For purposes of this limit, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, Securities and Exchange Commission (“SEC”) interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. In addition, a Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Unfunded Loan Commitments — Unfunded loan commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, the Fund receives a commitment fee for amounts that remain unfunded under its commitment. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Convertible Securities — The Funds may invest in convertible securities, including non-investment grade convertible securities. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the securities are issued, which may increase the effects of currency risk.

Synthetic convertible positions are created by the Adviser by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred securities and money market instruments. The convertible component is achieved by investing in warrants (“equity feature”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price. A synthetic convertible differs from a traditional convertible security in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a synthetic convertible is comprised of two or more separate securities, each with its own market value. Therefore the “total market value” of such a synthetic convertible is the sum of the values of its fixed income component and its convertibility component. More flexibility is possible in the creation of a synthetic convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of a fixed income instrument to create a synthetic convertible position otherwise unavailable in the market. The Adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Adviser believes such a synthetic convertible would better promote a Fund’s objective than alternative investments. For example, the Adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify a Fund’s credit exposure, or with a U.S. Treasury instrument to create a synthetic convertible with a higher credit profile than a traditional convertible security issued by that issuer. A synthetic convertible also is a more flexible investment in that its two components will be purchased separately, and, upon purchasing the separate securities, “combined” to create a synthetic convertible. For example, a Fund may purchase a warrant for eventual inclusion in a synthetic convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions. The value of a synthetic convertible may respond to certain market fluctuations differently than a traditional convertible security with similar characteristics.

Equity Securities — Convertible securities are subject to the risks associated with common stock, preferred stock and other equity securities. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or a lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting companies in the same industry or in a number of different industries, such as an increase in production costs. The value of a company’s stock is also based upon investor sentiment and market perceptions. The increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive investing strategies generally buy or sell securities based on the inclusion and representation in an index, securities prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies, rather than based on an analysis of the prospects and valuation of individual securities. The value of a company’s stock also may be affected by changes in the financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. The value of a company’s stock is also generally subject to the risk of future local, national or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, political events within the U.S. and abroad, including the U.S. Government’s ongoing inability to adopt or implement a long-term budget and deficit reduction plan, the contentious political environment and worsening political divisions in the U.S., public health crises and related geopolitical events, as well as environmental disasters, may add to instability and negatively impact the financial markets.

Corporate Debt Securities — The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There is also the risk that the issuers of securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

The Funds may invest in corporate debt securities of foreign issuers that are denominated in foreign currency. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in domestic securities, as described in “Foreign Securities.”

Foreign Securities — The Funds may invest in the securities of foreign issuers directly, through the purchase of investment companies that hold a portfolio of foreign securities, or through the purchase of American Depositary Receipts (“ADRs”). An investment in foreign securities presents special risks and considerations not typically associated with investments in domestic securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political and economic instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital and the imposition of new government regulations. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has discouraged certain foreign investments by U.S. investors through taxation or other protectionist trade policies and it is possible that a Fund could be prohibited in investing in securities issued by companies’ subject to these restrictions. Growing tensions between the U.S. and other foreign powers, or possible diplomatic, trade or other sanctions among foreign powers could adversely impact the price of foreign securities. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, the imposition of tariffs and sanctions by the U.S. or other governments, uncertainty surrounding the sovereign debt of European Union (the “EU”) members, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of securities that are denominated or quoted in currencies other than the U.S. dollar. Foreign economies may be less stable than the U.S.

economy. Adverse conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. Adverse conditions that have ensued from time to time include instances of default and restructuring, economic pressures introduced by significant commodity price declines or rises, or severe devaluations of foreign currencies with respect to the U.S. dollar.

ADRs, which are traded domestically, are receipts that evidence ownership of underlying securities issued by a foreign issuer. ADRs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. ADRs, in registered form, are designed for use in the U.S. securities markets. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

Lower Rated Debt Securities — The Funds may invest in debt securities rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”) or determined to be of comparable creditworthiness by the Adviser. Below investment grade securities (commonly called “high yield” or “junk” securities) are often considered to be speculative and involve a greater risk of default or price changes due to changes in the issuer’s creditworthiness. Prices of below investment grade securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. An economic downturn tends to disrupt the market for below investment grade securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of below investment grade securities and the value of a Fund’s shares, and an increase in issuers’ defaults on such securities. Securities rated in any category below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Global Ratings (“S&P”) or Fitch Ratings (“Fitch”) are generally considered to be “high yield” or “junk” securities.

Investment grade fixed income securities are rated in the four highest credit categories (AAA, AA, A, BBB, or an equivalent rating) at the time of purchase by at least one NRSRO, or unrated securities that the Adviser considers to be of comparable quality. If a fixed income security held by a Fund receives a split rating from two NRSROs, the Adviser will rely on the Bloomberg Composite Credit Rating, an equally weighted blend of the NRSRO security ratings, to determine the credit quality of a security with a split rating.

The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer’s financial condition. Below investment grade securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

See Appendix A to this SAI for a description of the quality ratings assigned by Moody’s, S&P and Fitch.

Mortgage-Related Securities – The Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates because of the need to reinvest prepayments of principal and the possibility of significant unscheduled prepayments resulting from declines in interest rates.

Mortgage Pass-Through Securities. Mortgage “pass-through” securities represent interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA.

GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (“FHA”), or guaranteed by the Department of Veterans Affairs.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government–sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. No assurance can be given that the Federal Reserve or the U.S. Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home loans and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages), have had, and may continue to have, adverse valuation and liquidity effects on mortgage-backed securities. Although liquidity of mortgage-backed securities has improved, there can be no assurance that in the future the market for mortgage-backed securities will continue to improve and become more liquid.

Municipal Bonds — Municipal bonds represent debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which may, in the opinion of bond counsel to the issuer at the time of issuance, be exempt from federal and/or state income tax. Municipal bonds include securities from a variety of sectors, each of which has unique risks. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality.

Like other debt securities, municipal bonds are subject to credit risk, interest rate risk and call risk. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. However, the obligations of certain issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under the federal bankruptcy laws of a municipal bond issuer or payment obligor bonds may result in, among other things, the municipal bonds being cancelled without repayment or repaid only in part. In addition, Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. Litigation and natural disasters, as well as adverse economic, business, legal, or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Municipal bonds are also subject to liquidity risk, which may be magnified in a rising interest rate environment or other circumstances when redemptions are higher than usual. The secondary market for certain municipal securities tends to be less well developed or liquid than many other securities markets, which may impact the ability of a Fund to sell these securities at or near their perceived value. A reduced number of municipal market participants may increase the potential for pricing inefficiencies and increased volatility. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations.

Preferred Stock — Preferred stock has a preference in liquidation (and generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, a deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

U.S. Government Securities — U.S. Government securities are obligations of, or guaranteed by, the U.S. Treasury, or by various agencies or instrumentalities of the U.S. Government. Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, GNMA, FNMA, FHLMC, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the U.S. Government. Others, such as the Federal Home Loan Banks, are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury, while others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

In the case of U.S. Government securities not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all such securities changing in price in the same way, i.e., all such securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that are created in order to offer bond investors protection from inflation. The values of TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the TIP would also go up by half a percent. If the CPI falls, the value of the TIP does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations.

Government debt can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. The total public debt of the U.S. as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and accelerated with the U.S. Government’s response to the COVID-19 pandemic. Fiscal stimulus packages such as the Coronavirus Aid, Relief and Economic Security Act (the “CARES ACT”) and the American Rescue Plan Act are some of the largest economic stimulus packages in recent history. The U.S. Government is also significantly investing in new social and infrastructure projects and government agencies project that the U.S. will continue to maintain high debt levels for the foreseeable future. Because there is little precedent for this situation, it is difficult to predict the impact on the markets of this or other significant policy changes. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systematic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet U.S. Government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. In August 2023, Fitch lowered the U.S. Government’s rating from AAA to AA+, citing among other reasons, rising debt at the federal, state and local levels and a steady deterioration in standards of governance over the past two decades. Fitch indicated that the worsening political divisions around spending and tax policy, including the U.S. Government’s repeated debt limit standoffs and last-minute resolutions as key reasons for its decision. In August 2011, S&P lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. Because of the rising U.S. Government debt burden, it is possible that the securities issued by the U.S. Government may experience further credit downgrades or downgrades by other rating agencies. Such a credit event may result in higher interest rates or cause significant disruption across various financial markets and asset classes. In the worst case, unsustainable debt levels could cause long-term declines in the valuation of the U.S. dollar and prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns. Because the Funds may invest in U.S. Government securities, the value of their shares may be adversely affected by any further downgrades of the U.S. Government’s credit rating. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in both the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of certain types of debt.

Zero Coupon Bonds and Treasury STRIPS — U.S. Government securities include “zero coupon” securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. STRIPS are zero coupon securities that represent U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. In anticipation of an interest rate decline, a Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities with similar maturity and credit qualities.

Pay-In-Kind Securities — Pay-In-Kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder a similar security equal to the amount of the coupon payment that would have been made. The market prices of pay-in-kind securities generally are more volatile than the prices of securities that pay interest in cash and pay-in-kind securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar credit quality and maturities.

Variable and Floating Rate Securities — Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The interest rate on variable and floating rate securities is ordinarily determined by reference to SOFR, a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other base rate used by a commercial lender. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Warrants and Rights — Warrants are options to purchase equity securities at a specified price and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment).

Illiquid Securities — The Funds may invest in illiquid securities, which include such items as commercial loans and certain restricted securities (privately placed securities). Pursuant to Rule 22e-4 under the 1940 Act (“Liquidity Rule”), a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund’s net assets at the time of purchase. The Funds have implemented a liquidity risk management program (the “Liquidity Program”), and the Board of Trustees has appointed a Liquidity Administrator Committee as the administrator of the Liquidity Program pursuant to the requirements of the Liquidity Rule. Under the Liquidity Program, the Adviser assesses, manages and periodically reviews each Fund’s liquidity risk based upon relevant market, trading and investment-specific considerations. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds’ investments in securities for purposes of this 15% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the Adviser or its delegate. Various market, trading and investment-specific factors are considered in determining the liquidity of the Funds’ investments, including (i) the frequency and volume of trades and quotations; (ii) the number and quality of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) any restrictions on trading the security; (v) the structure of the security and (vi) the nature of the security and the market in which it trades (including the maturity and date of issue of fixed income securities, any demand, put or tender features, the mechanics and other requirements for transfer, any letter of credit or other credit enhancement features, the volatility of trading prices, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

Liquidity risk may result from the lack of an active market, a reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed income securities. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to make markets, i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed income mutual funds may be higher than normal; the selling of fixed income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities. Because of the absence of a trading market, a Fund may not be able to sell illiquid securities and other illiquid investments at the times it desires to do so or at prices that are favorable. The sale price of illiquid investments may be lower or higher than the value of those investments as determined by a Fund. Generally, there is less public information available about issuers of securities that are not publicly traded than issuers of publicly traded securities.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be valued at fair value as determined in good faith by the Adviser in conformity with guidelines adopted by and subject to review by the Board of Trustees, if independent pricing is not available. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable to protect liquidity.

Interest Rate Risk — Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer-term, rising interest rates may present greater risks than has historically been the case due to the prolonged period of low rates preceding the rate hike, the effect of government fiscal initiatives and the potential market reaction to those initiatives

Industry/Sector Risk — To the extent a Fund has greater exposure to any single type of investment in a given industry or sector, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual financial statements. Certain sectors, such as technology, financial services or energy, can be highly volatile. As of July 31, 2024, the EBS Income Fund had 26.4% of the value of its net assets invested in securities within the financials sector. Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Companies in the financial industry are also subject to extensive governmental regulations that may limit the amount and types of loans and other financial commitments they can make, and the level of interest rates and fees they may charge.

Investment Company Shares — Under the 1940 Act, each Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company, unless an exemption applies. Rule 12d1-4 is an exemption under the 1940 Act that allows, subject to certain conditions, the Funds to invest in other registered investment companies and other registered investment companies to invest in the Funds beyond the limits contained in the 1940 Act. In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, a Fund may invest a significant portion of its assets in shares of one or more money market funds. During periods when a Fund is taking a “temporary defensive position,” the Fund may invest up to its applicable limit in non-money market funds and also invest without limitation in money market funds.

Money Market Funds. As investors in money market funds, the Funds indirectly bear additional expenses because money market funds pay their own investment advisory fees and incur various other expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency, entity or person. Certain money market funds may float their net asset value while others seek to preserve the value of investments at a stable per share net asset value (typically $1.00 per share). If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent a Fund from selling its investments in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit a Fund from redeeming shares when it would otherwise redeem shares. While investor losses in money market funds have been rare, they are possible.

Closed-End Funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ and, in some cases, other over-the-counter (“OTC”) markets. Because shares of closed-end funds cannot be redeemed upon demand to the issuer (similar to shares of open-end investment companies), investors seek to buy and sell shares of closed-end funds in the secondary market. The Funds will incur normal brokerage costs on purchases of closed-end funds in the secondary market. The Funds may purchase securities of a closed-end fund in an initial public offering, which price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase, and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. Shares of closed-end funds are not individually redeemable but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund will continue to be met.

Exchange-Traded Funds. The Funds, subject to their investment strategies and policies, and subject to the limitations on investments in other investment companies discussed above, may purchase exchange-traded funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of its securities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

Exchange-Traded Notes. The Funds may invest in exchange-traded notes (“ETNs”). ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and trade in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked, minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and thus, may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument.

This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Temporary Defensive Positions — From time to time, a Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including money market funds, short-term U.S. Government securities, commercial paper or repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund will indirectly pay the operating expenses of such fund. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective.

Bank Debt Instruments — Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the FDIC. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits maturing in more than seven days will be subject to the Funds’ policy with respect to illiquid investments.

These bank debt instruments are generally not insured by the FDIC or any other government agency, except that certificates of deposit may be insured for up to $250,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments. The recent failures of certain U.S. and non-U.S. banks have raised concerns about the safety of the banking industry.

Borrowing and Pledging — The Funds may borrow from banks for the clearance of securities transactions and may pledge assets in connection with borrowings. Each Fund’s policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in a Fund’s net asset value until the borrowing is repaid. Money borrowed by a Fund will be subject to interest and other costs.

Commercial Paper — Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Funds’ policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

Commercial paper represents an unsecured promise by the issuer to pay principal and interest when due, and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1.

Lending Portfolio Securities — In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by a Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined to be creditworthy under guidelines established by the Trustees.

During the July 31, 2024 fiscal year, the Funds did not engage in securities lending. At such time as the Funds engage in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

Master Limited Partnerships (“MLPs”) — MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. exchange. An MLP typically issues general partner and limited partner interests or managed member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. The limited partners, or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operations and management of the entity and receive cash distributions.

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Currently most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors. Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or management member interest.

Real Estate Investment Trusts (“REITs”) — The Funds may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. Most REITs are structured as Umbrella Partnerships where the REIT is the general partner and majority owner of the Operating Limited Partnership. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, damage to real estate resulting from floods, earthquakes, terrorist attacks or other material disasters that may not be covered by insurance and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. A Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of a Fund’s distributions may also be designated as a return of capital. An investment in a REIT involves the payment of a management fee and other operating expenses by a Fund. Recent tax reform legislation permits a direct REIT shareholder to claim a 20% qualified business income deduction for ordinary REIT dividends but does not permit a Fund paying dividends attributable to such income to pass through this special treatment to shareholders. Unless further legislation provides for a pass-through, shareholders in the Fund will treat such distributions as ordinary dividend income.

Repurchase Agreements — The Funds may invest in repurchase agreements that are fully collateralized by obligations issued or guaranteed by the U.S. Government. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the Fund’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with their custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy.

When-Issued Securities — The Funds may purchase securities on a forward commitment or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Delivery of and payment for these securities typically occurs 15 to 90 days after the commitment to purchase. The Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Funds may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, if a Fund does not intend to physically settle the transaction within 35 days of the trade date, the Fund will direct its custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund’s commitments to purchase securities on a when-issued basis. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund’s payment obligation). Although the Funds will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, a Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. A Fund will not accrue income with respect to a when-issued security prior to its stated delivery date.

Political, Social and Economic Uncertainty Risk. Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) that occur from time to time will create uncertainty and may have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which the Funds and the issuers in which they invest are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. The risks associated with tensions or open conflicts between nations, such as Russia’s military invasion of Ukraine, the Iran-Israel conflict, conflicts in eastern Asia, the precarious strategic competitive relationship between the U.S. and China or political dysfunction with some nations that are global economic powers, could affect the economies of many nations, including the U.S. in ways that are unforeseen.

Uncertainty can result in or coincide with: increased volatility in the global financial markets, including those related to equity and debt securities, loans, credit, derivatives and currency; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprises; greater governmental involvement in the economy or in social factors that impact the economy; greater, less or different governmental regulation and supervision of the securities markets and market participants and increased, decreased or different processes for and approaches to monitoring markets and enforcing rules and regulations by governments or self-regulatory organizations; limited, or limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell assets or otherwise settle transactions (i.e., a market freeze); substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

The health crisis caused by the coronavirus outbreak (COVID-19) exacerbated other pre-existing political, social, and economic risks in certain countries and negatively affected the global economy as well as the economics of individual countries and the markets in significant and unforeseen ways. The adoption of COVID-19 economic relief packages by the Federal Reserve and many central banks across Europe, Asia and elsewhere, led to an increase in inflation. The end of these packages or programs, an increase in interest rates and the introduction of quantitative easing by the Federal Reserve caused market disruptions and volatility.

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Funds will be worth less in the future as inflation decreases the present value of money. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Cybersecurity Risk. As the use of technology and the frequency of cyber-attacks have become more prevalent, the Funds and their service providers have become potentially more susceptible to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds, the Adviser, or another service provider to the Funds, to lose proprietary information, suffer data corruption or lose operational capacity. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers and other financial institutions (including financial intermediaries) and other parties, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the Adviser or other service providers.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are “fundamental,” i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. Each Fund will not engage in borrowing except as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2. Senior Securities. Each Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. Each Fund will not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

4. Real Estate. Each Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

5. Commodities. Each Fund will not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act, or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. Each Fund may make loans, only as permitted under the Investment Company Act of 1940, as amended, and interpreted, modified, or otherwise permitted by regulatory authorities having jurisdiction, from time to time. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7. Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto or investments in other investment companies.

8. Diversification. With respect to 75% of its total assets, each Fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. Government or its agencies or instrumentalities.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

For purposes of the Funds’ fundamental investment policy with respect to concentration, the Funds consider other registered investment companies interests in any particular industry or group of industries when applying such policy.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are “non-fundamental,” i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

1. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving certain permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving certain permitted investments and techniques.

Portfolio Turnover — The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Funds may vary greatly from year to year as well as within a particular year. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions on equity securities, and may result in additional tax consequences to the Fund’s shareholders. The Funds’ portfolio turnover rates during the past two fiscal years are set forth below. The higher portfolio turnover rate for the Income Fund during the July 31, 2023 fiscal year was primarily due to efforts to extend the Fund’s duration as a result of the evolving interest rate environment.

	7-31-24	7-31-23
EBS Income & Appreciation Fund	22%	23%
EBS Income Fund	19%	40%

THE INVESTMENT ADVISER

The Funds’ investment adviser is Eubel Brady & Suttman Asset Management, Inc., 10100 Innovation Drive, Suite 410, Miamisburg, Ohio 45342. The Adviser was founded in 1993 and is registered with the SEC as an investment adviser. No person or organization is deemed to control the Adviser. Ronald L. Eubel, Mark E. Brady, Robert J. Suttman II, Kenneth E. Leist, Paul D. Crichton, Scott E. Lundy, Matthew D. DiCicco, S. Dawn Warrick, Chase M. Oakley, and Dawn E. Kramer are all considered principals of the Adviser. In his capacity as Chief Executive Officer of the Adviser and President and Trustee of the Trust, Scott Lundy is deemed an affiliate of the Trust and the Adviser. In his capacity as Co-Chief Investment Officer of the Adviser and Secretary of the Trust, Ronald Eubel is deemed an affiliate of the Trust and the Adviser.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser manages each Fund’s investments subject to oversight by the Board of Trustees. The Funds do not pay the Adviser investment advisory fees under the terms of the Advisory Agreement. However, prior to investing in a Fund, a prospective shareholder must have entered into an investment advisory agreement with the Adviser that calls for the payment of an advisory fee based upon a percentage of all assets (including shares of the Funds) managed by the Adviser on behalf of the (prospective) shareholder. The fee schedule may be negotiable at the time the account is opened and is generally based upon the value of assets held in the client’s account and the style of management.

The Adviser has entered into a contractual agreement with the Funds under which it has agreed to reimburse Fund expenses to the extent necessary to limit total annual operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses, expenses incurred pursuant to the Funds’ Shareholder Servicing Plan and extraordinary expenses) to an amount not exceeding 0.35% of each Fund’s average daily net assets. The limit on total annual operating expenses also does not include the amount of discretionary advisory fees paid by shareholders. Any payments by the Adviser of expenses which are a Fund’s obligation are subject to repayment by the Fund for a period of three years following the date on which such expenses were paid, provided that the repayment does not cause the Fund’s total annual operating expenses to exceed the lesser of: (i) the expense limitation in effect at the time such expenses were reimbursed; and (ii) the expense limitation in effect at the time the Adviser seeks reimbursement of such expenses. This contractual agreement is currently in effect until December 1, 2025. No expense reimbursements have been required during the past three fiscal years.

Unless sooner terminated, the Advisory Agreement shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable by a Fund at any time on 60 days’ prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the applicable Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by a Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. These institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities. The Funds may from time-to-time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Portfolio Managers

Each Fund is managed jointly by a team of portfolio managers, who are responsible for the day-to-day management of other accounts. Information about the other accounts managed by the portfolio managers (in addition to the Funds) is set forth in the following table.

Other Accounts Managed (as of July 31, 2024)
Name of Portfolio Manager	Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Ronald L. Eubel	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 5 17	$0 $66 million $1,211 billion	0 5 0	$0 $66 million $0
Mark E. Brady	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 5 17	$0 $66 million $1,211 billion	0 5 0	$0 $66 million $0
Paul D. Crichton	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 5 17	$0 $66 million $1,211 billion	0 5 0	$0 $66 million $0
Kenneth E. Leist	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 5 17	$0 $66 million $1,211 billion	0 5 0	$0 $66 million $0
Scott E. Lundy	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 5 17	$0 $66 million $1,211 billion	0 5 0	$0 $66 million $0
Chase M. Oakley	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 5 17	$0 $66 million $1,211 billion	0 5 0	$0 $66 million $0

Potential Conflicts of Interest

The investment strategies of the Funds and certain other accounts managed by the portfolio managers are similar. The Adviser has adopted policies and procedures designed to address conflicts in allocation of investment opportunities between the Funds and other accounts managed by the Adviser. These policies are designed to ensure equitable treatment of all accounts. In addition, procedures are in place to monitor personal trading by the portfolio managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The portfolio managers are paid a fixed salary and as shareholders of the Adviser, share in its profits. The revenue of the Adviser is primarily dependent upon the value of accounts under management, including the Funds. However, compensation is not directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates the dollar range of shares of the Funds beneficially owned by the portfolio managers as of July 31, 2024:

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Ronald L. Eubel	EBS Income & Appreciation Fund: Over $1,000,000 EBS Income Fund: None
Mark E. Brady	EBS Income & Appreciation Fund: $100,001- $500,000 EBS Income Fund: $500,001- $1,000,000
Paul D. Crichton	EBS Income & Appreciation Fund: $50,001- $100,000 EBS Income Fund: $50,001 - $100,000
Kenneth E. Leist	EBS Income & Appreciation Fund: $100,001 - $500,000 EBS Income Fund: $100,001 - $500,000
Scott E. Lundy	EBS Income & Appreciation Fund: $50,001 - $100,000 EBS Income Fund: $100,001 - $500,000
Chase M. Oakley	EBS Income & Appreciation Fund: $10,001 - $50,000 EBS Income Fund: $10,001 - $50,000

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”). The Plan allows each Fund to make payments to financial organizations (including payments directly to the Adviser and Ultimus Fund Distributors, LLC (the “Distributor”) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment. The Adviser, at its own expense and out of its legitimate profits, may make additional payments to financial organizations from its own revenues based on the amount of customer assets maintained in the Funds by such organizations. The payment by the Adviser of any such additional compensation will not affect the expense ratios of the Funds. The Plan will continue in effect until terminated by vote of a majority of the Independent Trustees. All material amendments to the Plan shall be approved by a vote of a majority of the Trustees, including a majority of the Independent Trustees.

The total account administration and account maintenance fees paid by the Funds pursuant to the Plan during the July 31, 2024 fiscal year are as follows:

EBS Income & Appreciation Fund	$ 65,332
EBS Income Fund	$ 160,560

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

The Trust is managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust and their principal occupations during the past five years are as follows:

Name, Address and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Scott E. Lundy, CFP* Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Miamisburg, OH 45342 Year of birth: 1976	Since July 2014	President and Trustee	Chief Executive Officer of Eubel Brady & Suttman Asset Management, Inc., the Funds’ investment adviser (the “Adviser”) since 2023; Executive Vice President of the Adviser from February 2003 to September 2023; He also serves as a Director and Principal of the Adviser.	2
Independent Trustees:
Christopher C. Young c/o Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Miamisburg, OH 45342 Year of birth: 1962	Chairman since July 2016; Trustee since July 2014	Chairman and Trustee	Chief Strategy Officer of Elementus Minerals LLC since July 2021. Vice President, Sales of New Day Aluminum (aluminum manufacturer) from October 2016 to July 2021 (purchaser of Noranda Aluminum where he worked as Vice President, Sales from January 2014 until October 2016.	2
Virginia A. Boeckman c/o Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Miamisburg, OH 45342 Year of birth: 1960	Since March 2017	Trustee Chair of Audit and Governance Committee	Retired. Senior Manager, SAP Finance Application Development & Support for CareSource Ohio (non-profit managed healthcare provider) from 2022 until her retirement in March 2024; Manager, SAP Finance Application Development & Support for CareSource Ohio from January 2017 to 2022.	2
Kathryn E. Borchers c/o Eubel Brady & Suttman 10100 Innovation Drive, Ste. 410 Miamisburg, OH 45342 Year of birth: 1963	Since June 2021	Trustee	Director, Employee Analytics and Data Solutions for Dayton Children’s Hospital since June 2022. Senior Director, Human Resource (HR) Operations for CareSource Ohio (non-profit managed healthcare provider) from October 2016 to May 2022.	2
Executive Officers
Terri L. King, IACCP® Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Miamisburg, OH 45342 Year of Birth: 1961	Since July 2014	Chief Compliance Officer	Chief Compliance Officer of the Adviser since April 2019.
Angela A. Simmons Ultimus Fund Solutions, LLC 225 Pictoria Drive Suite 450 Cincinnati, OH 45246 Year of Birth: 1975	Since January 2022	Treasurer	Assistant Vice President - Financial Administration of Ultimus Fund Solutions, LLC since August 2015.
Ronald L. Eubel Eubel Brady & Suttman 10100 Innovation Drive, Suite 410 Miamisburg, OH 45342 Year of Birth: 1960	Since July 2014	Secretary	Co-Chief Investment Officer, Director and Principal of the Adviser since 1993.

*	Scott E. Lundy, as an affiliated person of the Adviser is considered an “interested person” of the Trust within the meaning of Section 2(a) (19) under the 1940 Act.

Trustee Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of each Fund and, on an aggregate basis, shares of both Funds overseen by the Trustee. Information is provided as of December 31, 2023:

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
Scott E. Lundy, CFP	EBS Income & Appreciation Fund: $50,001-$100,000 EBS Income Fund: Over $100,000	Over $100,000
Independent Trustees:
Christopher C. Young	None	None
Virginia A. Boeckman	None	None
Kathryn E. Borchers	None	None

Trustee Compensation. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Funds for serving as an officer or Trustee of the Trust. Effective January 1, 2024, each Independent Trustee receives a fee of $3,281 for attendance at each meeting of the Board and the Chair of the Audit and Governance Committee receives an additional annual fee of $1,250 for her service on this Committee. Prior to January 1, 2024, each

Independent Trustee received from the Funds a fee of $2,625 for attendance at each meeting of the Board and the Chair of the Audit and Governance Committee received an additional annual fee of $1,000 for her service on this Committee. All Independent Trustees are reimbursed for any travel and other expenses incurred in attending meetings.

The following table shows the compensation paid to each Independent Trustee during the fiscal year ended July 31, 2024:

	Aggregate Compensation Paid by each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex
Christopher C. Young	$6,234.00	None	None	$12,468.00
Virginia A. Boeckman	$6,828.50	None	None	$13,657.00
Kathryn E. Borchers	$6,234.00	None	None	$12,468.00

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds. The Trust has engaged the Adviser to oversee the management of the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust Agreement. The Board meets by way of regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or at other times. The Independent Trustees also meet in executive session at each regularly scheduled meeting without the presence of any representatives of the Adviser.

Board Leadership. The Board of Trustees is led by its Independent Chairman, Christopher C. Young. As Chairman, Mr. Young is responsible for working with management of the Trust in setting the agenda for each Board meeting. Mr. Young may preside at each Board meeting and acts as the Board’s liaison with the Adviser. Scott E. Lundy, as President of the Trust, oversees the daily operations of the Funds, including monitoring the activities of all of the Trust’s service providers. Mr. Lundy is assisted in this process by the officers of the Trust. The Board believes its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by the Independent Chairman, Mr. Young, and the President, Mr. Lundy, is appropriate and in the best interest of the Trust. Having Mr. Lundy serve as a Trustee and officer of the Trust allows the Board to access the expertise necessary to oversee the Trust, identify risk, recognize shareholder concerns and highlight opportunities. The participation of Mr. Lundy is balanced by the participation of the Independent Trustees who are not affiliated with the Adviser. The Board further believes that having an Independent Chairman as part of its leadership structure helps to facilitate the orderly and efficient flow of information to the Independent Trustees.

Board Committees. The Board has established an Audit and Governance Committee that consists solely of the Independent Trustees. The Audit and Governance Committee’s principal functions are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. Christopher C. Young, Virginia A. Boeckman and Kathryn E. Borchers are the members of the Audit and Governance Committee. Virginia A. Boeckman is the Chair of the Audit and Governance Committee. During the fiscal Year ended July 31, 2024, the Audit and Governance Committee met three times.

Qualifications of the Trustees. The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified and should serve as such. In determining that a particular Trustee is qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.

Scott E. Lundy	Mr. Lundy is a Director, Chief Executive Officer and Principal of the Adviser and served as Chief Compliance Officer of the Adviser from March 2016 until April 2019. Prior to joining the Adviser in 2003, he worked as a financial consultant. Mr. Lundy earned his Certified Financial Planner designation in 2004 and holds a B.S. in accounting from Florida Gulf Coast University. Mr. Lundy has served as a Trustee of the Trust since 2014. The Board has concluded that Mr. Lundy is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.
Christopher C. Young	Mr. Young has been the Chief Strategy Officer of Elementus Minerals LLC since July 2021. From October 2016 until June 2021, he was the Vice President of Sales for New Day Aluminum. From 2010 until 2016, he worked at Noranda Aluminum in the roles of Vice President of Sales and director. He is a co-founder of B2BSX, a business software exchange for custom and platform dependent applications and was a principal of the firm from 2007 until 2010. Mr. Young earned his B.A. degree from Duke University and his M.B.A. degree from the Kellogg Graduate School of Management at Northwestern University. He has served as a Trustee of the Trust since 2014 and Chairman since 2016. The Board has concluded that Mr. Young is suitable to serve on the board because of his leadership roles, professional experience and academic background.
Virginia A. Boeckman	Retired. Prior to her retirement, Ms. Boeckman was a Manager at CareSource (a non-profit managed healthcare provider) from 2022 until 2024 where she was responsible for SAP (Systems, Applications and Products) Finance Application Development and Support, a billing and financial software application. She has also worked as a Senior Project Manager Finance at LexisNexis (an information service provider); a Senior IT Business Analyst at NCR Corporation (a consumer transaction technology company); a Finance Team Manager at MeadWestvaco Corporation (a former packaging company); an accounting manager at Roberds Inc./Day-Pak Inc. (a retailer); and a staff auditor at Deloitte & Touche LLP. Ms. Boeckman is a non-practicing Certified Public Accountant and earned her B.S. degree in Accounting from the University of Dayton. She has served as a Trustee of the Trust since 2017 and Chair of the Audit and Governance Committee since 2021. The Board has concluded that Ms. Boeckman is suitable to serve as a Trustee because of her leadership roles and business experience and her background in accounting and information technology.
Kathryn E. Borchers	Ms. Borchers is the Director of Employee Analytics and Data Solutions for Dayton Children’s Hospital. From September 2016 until June 2022, she was a Senior Director in Human Resources (HR) at CareSource (a non-profit managed healthcare provider) where she was responsible for HR Technology, people data analytics, and operations. From January 2016 until September 2016, she was a Senior Consultant and Adjunct Facilitator at Stellar Performance, a human resource team building and leadership development facilitator. Prior to that she held various leadership roles at Elsevier (digital solutions for scientific, technical and health communications), a division of RELX, including Vice President, Technology Infrastructure and Operations and Senior Vice President, eProduct Services. She was a Vice Chair and Board Member of Hannah’s Treasure Chest (a non-profit for enriching the lives of children in need) from May 2013 until January 2023. Ms. Borchers earned her B.S. degree in Accounting and M.B.A from the University of Dayton. She has served as a Trustee of the Trust since 2021. The Board has concluded that Ms. Borchers is suitable to serve as a Trustee because of her leadership roles, business experience and academic background.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC. These references do not constitute holding out that the Board as a whole, or any individual Trustee, has special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any Trustee or on the Board.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, interest rate risk and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit and Governance Committee. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings. The Board and the Audit and Governance Committee receive regular reports from the Trust’s independent registered public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives quarterly updates (or more frequently if needed) from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including the Funds’ investment performance, as well as reports regarding the valuation of the Funds’ securities and other operational and compliance matters. In addition, in its annual review of the Investment Advisory Agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board is also provided with copies of the administrator’s semi-annual reports on internal controls, which cover its fund accounting and transfer agency operations. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects. Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Funds’ portfolio decisions and the placing of the Funds’ portfolio transactions. When executing purchases or sales of portfolio securities, the Funds may incur transaction costs, including a) commissions to brokers acting in an agency capacity, b) the spread between the bid and offer prices to brokers acting as principal, and c) in certain circumstances, a selling concession for securities purchased in underwritten offerings.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to the Funds. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. While there is no formula, agreement (e.g., soft dollars) or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to brokers or dealers that provide investment research to the Adviser. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

While the Adviser generally seeks competitive commissions, a Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell a Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Investment decisions for the Funds are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund.

The aggregate brokerage commissions paid by the Funds during the past three fiscal years are set forth below. Differences in the amount of brokerage commissions paid during a fiscal year are attributable to the amount of equity securities that are traded on behalf of a Fund.

Fiscal Year Ended:	7-31-24	7-31-23	7-31-22
EBS Income & Appreciation Fund	$128.70	None	None
EBS Income Fund	$128.70	None	None

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 under the 1940 Act. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Funds. Each party monitors compliance with its Code of Ethics. The Code of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from the SEC.

POLICY REGARDING THE SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.

●	Public disclosure regarding the securities held by a Fund (“Portfolio Securities”) is made in Annual Reports and Semi-Annual Reports to shareholders and in monthly holdings reports on Form N-PORT (“Official Reports”). The Funds’ website also discloses 1st and 3rd quarter portfolio holdings, along with copies of the shareholder reports. Portfolio Securities are made available to shareholders on a daily basis, as of the last trading day of the prior week, via the Adviser’s secure Client Access portal. Portfolio Securities are also available to a prospective shareholder, as of the last trading day of the prior week, upon request. The ten largest holdings of each Fund as of the end of the most recent calendar quarter are included in Fund Fact Sheets which are typically available within 30 days of the end of the calendar quarter. The Fund Fact Sheets are available to present and prospective shareholders. Except for such Official Reports and as otherwise expressly permitted by the Funds’ policy, other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

●	Information regarding Portfolio Securities and other information regarding investment activities of the Funds is not currently disclosed to rating and ranking organizations.

●	The Funds’ policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Fund service providers. Below is a table that lists each service provider receiving non-public portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of information relating to Portfolio Securities.

Type of Service Provider	Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and transfer agent	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports;	No formal restrictions in place. Printer receives portfolio on or about the time filed with the SEC – approximately 60 days old by the time received
Broker/dealers through which the Funds purchase and sell portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to a Fund’s entire portfolio	Contractual and Ethical
Confluence Regulatory Reporting	Monthly	Contractual and Ethical

The Board of Trustees has determined that the Funds and their shareholders are adequately protected by these restrictions on use in those instances listed above, including those where contractual obligations between a Fund and the party do not exist.

●	The CCO may approve other arrangements under which information relating to Portfolio Securities held by a Fund or purchased or sold by a Fund (other than information contained in Official Reports) may be disclosed. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely a Fund or any shareholder of the Fund. The CCO must inform the Board of Trustees of any such arrangements that are approved by the CCO, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

●	The CCO resolves all conflicts of interest with regards to disclosure of information relating to Portfolio Securities. However, if the CCO is conflicted as well, the CCO will present the issue to the full Board of Trustees for determination. In instances where the CCO resolves the conflict, the CCO will provide a report to the Board of Trustees describing the conflict of interest and why the CCO either allowed or prohibited the disclosure. This report is presented at the next regularly scheduled Board of Trustees meeting.

●	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

The CCO is required to inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to the Funds’ policy, and the rationale supporting such approval.

DETERMINATION OF NET ASSET VALUE

The price (net asset value “NAV”) of shares of the Funds is determined as of the end of the regular session of trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the Trust is open for business and on any other day when there is sufficient trading in a Fund’s securities to materially affect the NAV. The Trust is open for business every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Labor Day, Thanksgiving and Christmas. The Trust also may be closed for natural or manmade disasters resulting in the NYSE being closed.

Fixed income securities are valued at their market value when reliable market quotations are readily available. The Funds typically use an independent pricing service to determine the value of their fixed income securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values of senior and junior loans. Commercial paper may be valued at amortized cost which under normal circumstances approximates market value. Investments representing shares of other open-end investment companies (other than ETFs) are valued at their NAV as reported by such companies.

The value of non-dollar denominated portfolio securities held by a Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values based on exchange rates supplied by a quotation service, if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Funds.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued at the NASDAQ Official Closing Price.

If the Adviser, as the Funds’ valuation designee, determines that a price provided by the pricing service does not accurately reflect the market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. The values for certain fixed income securities, including convertible bonds, warrants, and bank debt held by the Funds may be derived from one or more significant inputs that are unobservable. Significant increases and decreases on the unobservable inputs could result in significantly higher or lower fair value measurements.

PRINCIPAL SECURITY HOLDERS

As of November 4, 2024, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 99.96% of the outstanding shares of the EBS Income & Appreciation Fund and 99.89% of the outstanding shares of the EBS Income Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund for purposes of voting on matters submitted to shareholders.

As of November 4, 2024, the Trustees and officers of the Trust owned of record or beneficially 2.1% of the outstanding shares of the EBS Income and Appreciation Fund and less than 1% of the outstanding shares of the EBS Income Fund.

ADDITIONAL TAX INFORMATION

Each Fund has qualified as a regulated investment company (“RIC”) and intends to continue to qualify under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve a Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year a Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, each Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other

RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

Current federal income tax law requires the holder of a zero-coupon security or certain pay-in-kind securities to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC under the Code and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) provides a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimus exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of July 31, 2024, the Funds had the following capital loss carryforwards for income tax purposes which are available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

	Income Fund	Income & Appreciation Fund
Short-term	$ 1,960,892	$1
Long-term	$ 7,712,273	$1,039,420
Total	$ 9,673,165	$1,039,421

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 of that calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by a Fund from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2024, individual taxpayers with taxable incomes above $518,901 ($583,751 for married taxpayers filing jointly, $291,851 for married taxpayers filing separately and $551,351 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in the highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in a Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or a Fund, as the case may be, becomes entitled to receive the dividend.

It is anticipated that amounts distributed by a Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. The dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of a Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Any loss arising from the sale or redemption of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.

Certain U.S. shareholders, including individuals and estates and trusts, whose income exceeds certain levels will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax on income and gains from an investment in the Funds.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Funds.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Information set forth in the Prospectus and this SAI related to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Funds are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

The Trust and the Adviser have each adopted Proxy Voting Policies and Procedures. The Trust’s policies delegate the responsibility of voting Fund proxies to the Adviser. The Adviser’s Proxy Voting Policies and Procedures describe how it intends to vote proxies relating to the Funds’ portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix B. On or before August 31 of each year, information regarding how each Fund voted proxies relating to portfolio securities during the period ended June 30 is filed with the SEC and available without charge upon request by calling 1-800-391-1223, on the Funds’ website at https://funddocs.filepoint.com/ebs/, or on the SEC’s website at http://www.sec.gov.

FUND SERVICE PROVIDERS

Custodian

U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of each Fund’s investments. The custodian acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Transfer Agent and Administrator

The Funds’ transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder’s account, processes purchases and redemptions of each Fund’s shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Funds, calculates daily NAV per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Trust pays Ultimus a monthly fee based upon the average value of the aggregate daily net assets of the Funds, subject to a monthly minimum. For performance reporting, the Trust pays Ultimus a fixed monthly fee. In addition, each Fund pays out-of-pocket expenses, including but not limited to, travel expenses to attend Board meetings, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

Ultimus received the following fees from the Funds in its capacity as administrator, fund accounting pricing agent and transfer agent during the past three fiscal years:

Fiscal Year Ended:	7-31-24	7-31-23	7-31-22
EBS Income & Appreciation Fund	$138,036	$129,598	$106,857
EBS Income Fund	$335,817	$327,411	$297,915

The Service Agreement between the Trust and Ultimus continues in effect until 2026 and renews automatically for successive one-year periods, unless sooner terminated as provided therein. The Service Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund in connection with the matters to which the Service Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Independent Registered Public Accounting Firm

The firm of Cohen & Company, Ltd. (“Cohen”), 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the Funds’ independent registered public accounting firm for the fiscal year ending July 31, 2025. Cohen performs an annual audit of each Fund’s financial statements and provides tax services as requested.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as counsel to the Trust and the Independent Trustees.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distribution Agreement continues in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of a Fund’s outstanding shares, and (ii) by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of a Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus. Steve Preston is the AML Officer of the Trust and an officer of the Distributor.

Financial Statements

The financial statements of the Trust for the fiscal year ended July 31, 2024, which have been audited by Cohen, independent registered public accounting firm, are incorporated herein by reference to the financial highlights information from Form N-CSR of the Trust dated July 31, 2024.

Appendix A - CREDIT RATING DESCRIPTIONS

The various ratings used by Moody’s, S&P, and Fitch are described below. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The long-term ratings of Moody’s, S&P, and Fitch for debt securities are as follows:

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade, and as such, may possess speculative characteristics.

Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

C – Obligations rated C are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Ratings

AAA – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still strong.

BBB – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC – An obligation rated “CC” is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects a default to be a virtual certainty, regardless of the anticipated time to default.

C – An obligation rated “C” is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR – This indicates that a rating has not been assigned or is no longer assigned.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings

AAA – Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC – Very High Levels of Credit Risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C’ category for an issuer include:

●	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

●	the formal announcement by the issuer or its agent of a distressed debt exchange;

●	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted Default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

●	An uncured payment default or distressed debt exchange on a bond, loan or other material financial obligations, but

●	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedures, and

●	Has not otherwise ceased operating.

This would include:

●	The selective payment default on a specific class or currency of debt;

●	The uncured expiry of any applicable original grace period, cure period, or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation.

D – Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business and debt is still outstanding

Appendix B - PROXY VOTING POLICIES AND PROCEDURES

Eubel Brady & Suttman Mutual Fund Trust

1.	Purpose; Delegation

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Eubel Brady & Suttman Mutual Fund Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that each Fund’s Investment Adviser (the “Adviser”) is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the duty to make proxy voting decisions for each Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures. The Adviser subscribes to the proxy monitoring and voting agent services offered by Institutional Shareholder Services, Inc/RiskMetrics (“ISS”). ISS provides a proxy analysis with research and voting recommendations for each matter submitted to shareholder vote by companies held in the portfolios of advisory accounts that have requested the Adviser to assume proxy voting responsibility or accounts that the Adviser is required by law to vote proxies on behalf of that entity.

2.	Definitions

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Adviser as being responsible for supervising and implementing these Policies and Procedures.

3.	Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	Policy for Voting Proxies Related to Other Portfolio Securities

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	Conflicts of Interest

The Trust recognizes that under certain circumstances the Adviser may have a conflict of interest in voting proxies on behalf of a Fund. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Audit and Governance Committee (the “Committee”) and the Adviser shall follow the instructions of the Committee or (ii) the Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	Routine Proposals

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	Proxy Manager Approval

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	Proxy Voting Procedures

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. The Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	Form N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	Adviser’s Voting Procedures

The Trust acknowledges that the Adviser has adopted voting policies and procedures for its clients that have been delivered to the Trust. The Trust will defer to the Adviser’s policies and procedures where inconsistent with these Policies and Procedures, except as it relates to paragraph 5 of these Policies and Procedures relating to conflicts of interest.

As adopted July 15, 2014

Eubel Brady & Suttman ASSET MANAGEMENT, INC.

Policy

EBS, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice include the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Effective for proxy votes occurring on or after July 1, 2023, the SEC adopted new rule 14Ad-1 under the Securities Exchange Act to require institutional investment managers (e.g. Form 13(f) filers) to annually disclose on Form N-PX how they voted on executive compensation, or “say-on-pay” (SOP) matters.

Responsibility

EBS’s Research Group has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The CCO is responsible for the annual reporting of the firm’s SOP votes on Form N-PX.

Procedure

EBS has adopted procedures to implement the firm’s policy and conducts reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

●	EBS has engaged a third-party proxy advisory firm, Institutional Shareholder Services (“ISS”) to manage the proxy voting process and to help meet the Form N-PX regulatory filing requirement for disclosure of SOP proxy voting records.

●	Proxy voting authority must be given by the client to EBS when completing the Investment Advisory Agreement. Clients not giving authority to EBS will be responsible for voting their own proxies.

●	When voting authority is given to EBS, EBS provides account information to ISS, and the client is set up in the ISS system for proxy voting. When EBS receives ballots in error, the ballots will be forwarded to ISS. EBS will follow up to ensure that future proxies are sent directly to ISS.

Disclosure

●	EBS will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how EBS voted a client’s proxies.

●	EBS’s disclosure summary will include a description of how clients may obtain a copy of the firm’s proxy voting policies and procedures.

●	EBS’s proxy voting practice is also disclosed in the firm’s Investment Advisory Agreement.

Client Requests for Information

●	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Lori Brown or a member of the Research Group.

●	In response to any client request for information regarding proxy votes, or policies and procedures, Lori Brown or a member of the Research Group will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how EBS voted the client’s proxy with respect to each proposal about which client inquired.

Voting Guidelines

●	In the absence of specific voting guidelines from the client, EBS will, in most cases, instruct ISS to vote proxies in accordance with their Proxy Voting Guidelines Summary, as updated from time to time.

●	The meeting analysis for securities on the firm’s buy lists will be reviewed by the security’s primary research analyst (or secondary in the primary’s absence) and a vote determination will be made, which will generally be in accordance with ISS recommendations. EBS considers the effect on the long-term value of the company when making voting decisions.

●	If the client elects to include non-buy list, non-recommended securities in the client’s managed portfolio, a research analyst will not review the meeting analysis, but will vote those proxies as ISS recommends.

●	On the occasion that EBS does not vote proxies in accordance with ISS recommendations, the rationale behind the decision is documented.

●	Proxy voting records are maintained on the ISS secured website including all company meeting/voting dates and an ISS analysis of the meeting agenda. Records of proxies received via fax or mail are maintained internally.

Conflicts of Interest

●	EBS’s Research Group will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of EBS with the issuer of each security to determine if EBS or any of its Supervised Persons has any financial, business or personal relationship with the issuer.

●	If a material conflict of interest with EBS exists, the guidelines of ISS will be followed. If EBS determines that a conflict of interest with ISS exists, EBS will independently make the voting decision.

●	EBS will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

EBS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

●	These policies and procedures and any amendments;

●	Each proxy statement that EBS receives;

●	A record of each vote that EBS casts;

●	Any document EBS created that was material to making a decision how to vote proxies, or that memorializes that decision;

●	A copy of each written request from a client for information on how EBS voted such client’s proxies, and a copy of any written response.

Third-Party Proxy Advisory Firm

EBS’s Research Group, or a member of the Research Group, will periodically conduct the following reviews of ISS’s services and policies and procedures:

●	Evaluate any conflicts of interest and consistency with voting guidelines.

●	Consider whether ISS has the capacity and competency to adequately analyze voting matters, including staffing personnel and/or technology and whether ISS has an effective process for seeking timely input from issuers and proxy advisory firm clients.

Lori Brown or a member of the Research Group will maintain documentation of such reviews.

PART C.             OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust— Incorporated herein by reference to Registrant’s initial Registration Statement filed on April 24, 2014

(b)	Bylaws— Incorporated herein by reference to Registrant’s initial Registration Statement filed on April 24, 2014

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d)	Investment Advisory Agreement with Eubel Brady & Suttman Asset Management, Inc. — Incorporated herein by reference to Registrant’s Post Effective Amendment No. 1 filed on November 24, 2015

(e)	(i) Distribution Agreement with Ultimus Fund Distributors, LLC— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on November 25, 2019

(ii) Amendment No. 1 to Distribution Agreement with Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 filed on November 24, 2021

(f)	Inapplicable

(g)	Custody Agreement— Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on August 21, 2014

(h)	(i) Expense Limitation Agreement with Eubel Brady & Suttman Asset Management, Inc. — Filed herewith

(ii) Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 24, 2015

First Amendment to Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 filed on November 28, 2018

Second Amendment to Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 9 filed on November 25, 2019

Third Amendment to Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 11 filed on November 27, 2020.

Fourth Amendment to Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on November 28, 2023.

Tailored Shareholder Report Services Addendum to the Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC – Filed herewith

	(iii)	Shareholder Servicing Plan — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 filed on November 24, 2015

(i)	Legal Opinion— Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on August 21, 2014

(j)	(i)	Consent of Independent Registered Public Accounting Firm—Filed herewith

(j)	(ii)	Legal Consent – Filed herewith

(k)	Inapplicable

(l)	Initial Capital Agreement— Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 2 filed on August 21, 2014

(m)	Inapplicable

(n)	Inapplicable

(o)	Reserved

(p)	(i) Code of Ethics of the Registrant—Filed herewith

(ii) Code of Ethics of Eubel Brady & Suttman Asset Management, Inc. — Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on November 23, 2022

(iii) Code of Ethics of Ultimus Fund Distributors, LLC— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 14 filed on November 28, 2023.

(q)	Other

(i) Powers of Attorney for Christopher Young and Virginia Boeckman— Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 7 filed on November 28, 2018

(ii) Power of Attorney for Kathryn E. Borchers – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 12 filed on November 24, 2021

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

The Investment Advisory Agreement with Eubel Brady & Suttman Asset Management, Inc. (the “Adviser”) provides that the Adviser shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to a Fund or to its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Adviser’s reckless disregard of its obligations and duties hereunder.

The Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”) provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under the Agreement.

The Distribution Agreement with the Distributor further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor's failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Registrant maintains a standard mutual fund and investment advisory professional and directors’ and officers’ liability policy. The policy provides coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser

(a)	The Adviser has been registered as an investment adviser since 1993. The Adviser provides investment advisory services to individuals and institutions.

(b)	The principals and officers of the Adviser are listed below. No principal or officer engaged in any other business, profession, vocation or employment of a substantial nature at any time during the past two years.

•	Ronald L. Eubel – Director, Co-Chief Investment Officer

•	Mark E. Brady – Director, Co-Chief Investment Officer

•	Robert J. Suttman II –Director and Co-Founder

•	Paul D. Crichton – Director of Trading

•	Kenneth E. Leist – Senior Securities Analyst

•	Scott E. Lundy – Director, Chief Executive Officer

•	Matthew D. DiCicco – President and General Counsel

•	Teresa L. King - Chief Compliance Officer

•	Kimberly A. Riley- Chief Financial Officer

•	Stephanie D. Warrick – Chief Operations Officer

•	Chase Oakley – Senior Securities Analyst

•	Dawn E. Kramer – Senior Vice President

Item 32.	Principal Underwriters

(a)	Ultimus Fund Distributors, LLC (the Distributor”) also acts as the principal underwriter for the following investment companies:
Open-end	Schwartz Investment Trust	Valued Advisers Trust
	Hussman Investment Trust	Unified Series Trust
	The Investment House Funds	Papp Investment Trust
	The Cutler Trust	Yorktown Funds
	Cantor Select Portfolios Trust	CM Advisers Family of Funds
	RM Opportunity Trust	Ultimus Managers Trust
	Chesapeake Investment Trust	Conestoga Funds
	Williamsburg Investment Trust	Bruce Fund, Inc.
	Centaur Mutual Funds Trust	Caldwell & Orkin Funds, Inc.
	Oak Associates Funds	Capitol Series Trust
	Segall Bryant & Hamill Trust	VELA Funds
	Commonwealth International Series Trust	Volumetric Fund
	HC Capital Trust	James Advantage Funds
	XD Fund Trust	Waycross Independent Trust
	MSS Series Trust	James Alpha Funds Trust
	Connors Funds	ONEFUND TRUST
Exchange Place Advisors Trust

Closed-end	Peachtree Alternative Strategies Fund	Cross Shore Discovery Fund
	Fairway Private Equity & Venture Capital Opportunities Fund	Lind Capital Partners Municipal Credit it Income Fund
	Dynamic Alternatives Fund	Cantor Fitzgerald Infrastructure Fund
	Flat Rock Enhanced Income Fund	Beacon Pointe Multi-Alternative Fund
Fairway Private Markets Fund

(b)	Name	Position with Distributor	Position with Registrant
	Kevin M. Guerette	President	None
	Stephen L. Preston	Chief Compliance Officer/AML Compliance Officer	Assistant Vice President and AML Compliance Officer
	Melvin Van Cleave	Vice President, Chief Technology Officer and Chief Information Security Officer	None
	Douglas K. Jones	Vice President	None

The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

Item 33.	Location of Accounts and Records

Inapplicable

Item 34.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 35.	Undertakings

Inapplicable

  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton and State of Ohio, on the 26th day of November, 2024.

Eubel Brady & Suttman Mutual Fund Trust

By:	/s/ Scott E. Lundy
Scott E. Lundy
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott E. Lundy	Trustee and President	November 26, 2024
Scott E. Lundy	(Chief Executive Officer)

/s/ Angela A. Simmons	Treasurer (Chief Financial Officer	November 26, 2024
Angela A. Simmons	and Principal Accounting Officer)

Kathryn E. Borchers*	Trustee

Christopher C. Young*	Trustee

Virginia A. Boeckman*	Trustee

By:	/s/ Carol J. Highsmith
Carol J. Highsmith
Attorney-in-fact*
November 26, 2024

INDEX TO EXHIBITS

28(h)(i)	Expense Limitation Agreement
28(h)(ii)	Tailored Shareholder Report Services Addendum to the Mutual Fund Services Agreement with Ultimus Fund Solutions, LLC
28(j)(i)	Consent of Independent Registered Public Accounting Firm
28(j)(ii)	Legal Consent
28(p)(i)	Code of Ethics of the Registrant